John Hancock Fund II – 2CZB Real Estate Securities Fund
Procedures Pursuant to Rule 10f-3

1.	Name of Underwriter and Underwriting Syndicate Members	Bank of America Merrill Lynch, Key Bank Capital Markets, JP Morgan, Deutsche Bank, Wells Fargo, Capital One Securities, BBVA Securities Inc, Robert W Baird & Co, PNC Capital Markets, Piper Jaffray & Co, Canaccord Genuity, Stifel Nicolaus & Co Inc, Sandler O’Neill & Partners
	Lead Syndicate Manager:	Bank of America Merrill Lynch
	Co-Manager:	Capital One Securities, BBVA Securities Inc, Robert W Baird & Co, PNC Capital Markets, Piper Jaffray & Co, Canaccord Genuity, Stifel Nicolaus & Co Inc, Sandler O’Neill & Partners
2.	Name of Issuers	American Campus Communities, Inc.
3.	Title of Securities	ACC
4.	CUSIP:	024835100
5.	Date of First Offering:	02/01/16
6.	Amount of Total Offering:	$643,500,000
7.	Unit Price of Offering:	41.25
Comparable Securities: EDR (28140H203) & CPT (133131102)

8.	Underwriting Spread of Commission:	0.99
9.	Years of Issuer’s Operations:	12
10.	Trade Date:	02/02/16
11.	Portfolio Assets on Trade Date: NAV	$541,874,954
12.	Price Paid per Unit:	41.25
13.	Total Price Paid by Portfolio:	$3,239,734
14.	Total Price Paid by Portfolio plus Total Price Paid for same securities by other portfolios for which sub-adviser acts as investment adviser.	$38,302,234
15.	% of Portfolio Assets Applied to Purchase	0.60%
16.	Test set forth in paragraph (B)(4) of Procedures satisfied?	yes
17.	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?	yes
18.	Years of Continuous Operation (unless municipal security, see below)	12
19.	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?	n/a
20.	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?	yes

1

John Hancock Fund II – 3350 Global Real Estate Fund
Procedures Pursuant to Rule 10f-3

21.	Name of Underwriter and Underwriting Syndicate Members	Bank of America Merrill Lynch, Key Bank Capital Markets, JP Morgan, Deutsche Bank, Wells Fargo, Capital One Securities, BBVA Securities Inc, Robert W Baird & Co, PNC Capital Markets, Piper Jaffray & Co, Canaccord Genuity, Stifel Nicolaus & Co Inc, Sandler O’Neill & Partners
	Lead Syndicate Manager:	Bank Of America Merrill Lynch
	Co-Manager:	Capital One Securities, BBVA Securities Inc, Robert W Baird & Co, PNC Capital Markets, Piper Jaffray & Co, Canaccord Genuity, Stifel Nicolaus & Co Inc, Sandler O’Neill & Partners
22.	Name of Issuers	American Campus Communities, Inc.
23.	Title of Securities	ACC
24.	CUSIP:	024835100
25.	Date of First Offering:	02/01/16
26.	Amount of Total Offering:	$643,500,000
27.	Unit Price of Offering:	41.25
Comparable Securities: EDR (28140H203) & CPT (133131102)

28.	Underwriting Spread of Commission:	0.99
29.	Years of Issuer’s Operations:	12
30.	Trade Date:	02/02/16
31.	Portfolio Assets on Trade Date:	$221,101,281
32.	Price Paid per Unit:	41.25
33.	Total Price Paid by Portfolio:	$774,098
34.	Total Price Paid by Portfolio plus Total Price Paid for same securities by other portfolios for which sub-adviser acts as investment adviser.	$35,836,598
35.	% of Portfolio Assets Applied to Purchase	0.35%
36.	Test set forth in paragraph (B)(4) of Procedures satisfied?	Yes
37.	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?	yes
38.	Years of Continuous Operation (unless municipal security, see below)	12
39.	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?	n/a
40.	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?	Yes

2

John Hancock Fund II – 2CZB Real Estate Securities Fund
Procedures Pursuant to Rule 10f-3

1.	Name of Underwriter and Underwriting Syndicate Members	Goldman Sachs,Barclays Bank PLC (US), Morgan Stanley, Stifel Nicolaus & Co Inc, Key Bank Capital Markets, JP Morgan, TD Securities, SunTrust Robinson Humphrey, RBC Capital Markets, Raymond James & Associates, Deutsche Bank
	Lead Syndicate Manager:	Goldman Sachs
	Co-Manager:	TD Securities, SunTrust Robinson Humphrey, RBC Capital Markets, Raymond James & Associates, Deutsche Bank
2.	Name of Issuers	CyrusOne Inc
3.	Title of Securities	CONE
4.	CUSIP:	23283R100
5.	Date of First Offering:	03/15/16
6.	Amount of Total Offering:	$231,000,000
7.	Unit Price of Offering:	38.50
Comparable Securities: DFT (26613Q106) & COR (21870Q105)

8.	Underwriting Spread of Commission:	0.924
9.	Years of Issuer’s Operations:	3
10.	Trade Date:	03/16/16
11.	Portfolio Assets on Trade Date: NAV	$579,361,389
12.	Price Paid per Unit:	38.50
13.	Total Price Paid by Portfolio:	$717,563
14.	Total Price Paid by Portfolio plus Total Price Paid for same securities by other portfolios for which sub-adviser acts as investment adviser.	$8,225,063
15.	% of Portfolio Assets Applied to Purchase	0.12%
16.	Test set forth in paragraph (B)(4) of Procedures satisfied?	yes
17.	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?	yes
18.	Years of Continuous Operation (unless municipal security, see below)	3
19.	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?	n/a
20.	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?	yes

1

John Hancock Fund II - 3350 Global Real Estate Fund
Procedures Pursuant to Rule 10f-3

21.	Name of Underwriter and Underwriting Syndicate Members	Goldman Sachs,Barclays Bank PLC (US), Morgan Stanley, Stifel Nicolaus & Co Inc, Key Bank Capital Markets, JP Morgan, TD Securities, SunTrust Robinson Humphrey, RBC Capital Markets, Raymond James & Associates, Deutsche Bank
	Lead Syndicate Manager:	Goldman Sachs
	Co-Manager:	TD Securities, SunTrust Robinson Humphrey, RBC Capital Markets, Raymond James & Associates, Deutsche Bank
22.	Name of Issuers	CyrusOne Inc
23.	Title of Securities	CONE
24.	CUSIP:	23283R100
25.	Date of First Offering:	03/15/16
26.	Amount of Total Offering:	$231,000,000
27.	Unit Price of Offering:	38.50
Comparable Securities: DFT (26613Q106) & COR (21870Q105)

28.	Underwriting Spread of Commission:	0.924
29.	Years of Issuer’s Operations:	3
30.	Trade Date:	02/02/16
31.	Portfolio Assets on Trade Date:	$226,832,363
32.	Price Paid per Unit:	38.50
33.	Total Price Paid by Portfolio:	$277,970
34.	Total Price Paid by Portfolio plus Total Price Paid for same securities by other portfolios for which sub-adviser acts as investment adviser.	$7,785,470
35.	% of Portfolio Assets Applied to Purchase	0.12%
36.	Test set forth in paragraph (B)(4) of Procedures satisfied?	yes
37.	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?	yes
38.	Years of Continuous Operation (unless municipal security, see below)	3
39.	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?	n/a
40.	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?	yes

2

John Hancock Fund II – 2CZB Real Estate Securities Fund
Procedures Pursuant to Rule 10f-3

1.	Name of Underwriter and Underwriting Syndicate Members	Goldman Sachs, Key Bank Capital Markets, Credit Suisse, SunTrust Robinson Humphrey, Stifel Nicolaus & Co Inc,RBC Capital Markets, Deutsche Bank, TD Securities, Synovus Financial Corp, Robert W Baird & Co, Raymond James & Associates
	Lead Syndicate Manager:	Goldman Sachs
	Co-Manager:	TD Securities, Synovus Financial Corp, Robert W Baird & Co, Raymond James & Associates
2.	Name of Issuers	Dupont Fabros Technology
3.	Title of Securities	DFT
4.	CUSIP:	26613Q106
5.	Date of First Offering:	03/17/16
6.	Amount of Total Offering:	$249,905,000
7.	Unit Price of Offering:	37.75
Comparable Securities: CONE (23283R100) & COR (21870Q105)

8.	Underwriting Spread of Commission:	0.906
9.	Years of Issuer’s Operations:	9
10.	Trade Date:	03/18/16
11.	Portfolio Assets on Trade Date: NAV	$586,457,217
12.	Price Paid per Unit:	37.75
13.	Total Price Paid by Portfolio:	$1,799,580
14.	Total Price Paid by Portfolio plus Total Price Paid for same securities by other portfolios for which sub-adviser acts as investment adviser.	$20,674,580
15.	% of Portfolio Assets Applied to Purchase	0.31%
16.	Test set forth in paragraph (B)(4) of Procedures satisfied?	yes
17.	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?	yes
18.	Years of Continuous Operation (unless municipal security, see below)	9
19.	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?	n/a
20.	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?	yes

1

John Hancock Fund II – 3350 Global Real Estate Fund
Procedures Pursuant to Rule 10f-3

21.	Name of Underwriter and Underwriting Syndicate Members	Goldman Sachs, Key Bank Capital Markets, Credit Suisse, SunTrust Robinson Humphrey, Stifel Nicolaus & Co Inc,RBC Capital Markets, Deutsche Bank, TD Securities, Synovus Financial Corp, Robert W Baird & Co, Raymond James & Associates
	Lead Syndicate Manager:	Goldman Sachs
	Co-Manager:	TD Securities, Synovus Financial Corp, Robert W Baird & Co, Raymond James & Associates
22.	Name of Issuers	Dupont Fabros Technology
23.	Title of Securities	DFT
24.	CUSIP:	26613Q106
25.	Date of First Offering:	03/17/16
26.	Amount of Total Offering:	$249,905,000
27.	Unit Price of Offering:	37.75
Comparable Securities: CONE (23283R100) & COR (21870Q105)

28.	Underwriting Spread of Commission:	0.906
29.	Years of Issuer’s Operations:	9
30.	Trade Date:	03/18/16
31.	Portfolio Assets on Trade Date:	$228,657,360
32.	Price Paid per Unit:	37.75
33.	Total Price Paid by Portfolio:	$696,563
34.	Total Price Paid by Portfolio plus Total Price Paid for same securities by other portfolios for which sub-adviser acts as investment adviser.	$19,571,563
35.	% of Portfolio Assets Applied to Purchase	0.30%
36.	Test set forth in paragraph (B)(4) of Procedures satisfied?	Yes
37.	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?	yes
38.	Years of Continuous Operation (unless municipal security, see below)	9
39.	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?	n/a
40.	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?	yes

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Bank of America Merrill Lynch	BMO Capital Markets Corp
	JP Morgan Securities	SunTrust Robinson Humphrey
Wells Fargo Securities LLC

Co-Manager:
	Barclays Capital	KeyBanc Capital Markets
Rabo Securities USA Inc

(2)	Names of Issuers: TREEHOUSE FOODS INC 6%

(3)	Title of Securities: THS 6%

(4)	Cusip: 89469AAC8

(5)	Date of First Offering: 1/21/2016

(6)	Amount of Total Offering: 775,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
BARRY CALLE SVCS	5.5%	6/15/2023	Food - Wholesale	4.96%
DEAN FOODS CO	6.5%	3/15/2023	Food - Wholesale	5.709%
HEARTHSIDE GROUP	6.5%	5/1/2022	Food - Wholesale	8.25%

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 1/21/2016

(11)	Portfolio Assets on Trade Date: $282,577,509

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 25,000 @ $100 = $25,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
250,000 @ $100 = $250,000

(15)	% of Portfolio Assets Applied to Purchase
0.009%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016

Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	JP Morgan Securities	SunTrust Robinson Humphrey
Wells Fargo Securities LLC

Co-Manager:
	Bank of America Merrill Lynch	Mizuho Securities USA Inc.
	Scotia Capital USA Inc.	SMBC Nikko Securities America
US Bancorp Investments Inc.

(2)	Names of Issuers: LAMAR MEDIA CORP 5.75%

(3)	Title of Securities: LAMR 5.75%

(4)	Cusip: 513075BJ9

(5)	Date of First Offering: 1/25/2016

(6)	Amount of Total Offering: 400,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
WMG ACQUISITION	6%	1/15/2021	Advertising	5.817%
MOOD MEDIA CORP	9.25%	10/15/2020	Advertising	21.71%
SOUTHERN GRAPHIC	8.375%	10/15/2020	Advertising	7.958%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 1/25/2016

(11)	Portfolio Assets on Trade Date: $285,899,764

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 70,000 @ $100 = $70,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
250,000 @ $100 = $250,000

(15)	% of Portfolio Assets Applied to Purchase
0.024%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Bank of America Merrill Lynch	Citi
	Credit Suisse	Deutsche Bank AG
	Goldman Sachs	UBS Securities LLC
Wells Fargo Securities LLC

Co-Manager:
	Acadian Securities	Credit Agricole Securities USA
	Guggenheim Securities LLC,	JP Morgan Securities
	Lebenthal & Co Inc.	LionTree Advisors LLC
	Mizuho Securities USA Inc.	Morgan Stanley
	MUFG Union Bank NA	Ramirez & Co Inc.
	RBC Capital Markets	Scotiabank
	SMBC Nikko Securities America	SunTrust Robinson Humphrey Inc.
	TD Securities USA LLC	US Bancorp
Williams Capital Group LP

(2)	Names of Issuers: CCO HOLDINGS LLC 5.875%

(3)	Title of Securities: CHTR 5.875%

(4)	Cusip: 1248EPBP7

(5)	Date of First Offering: 2/4/16

(6)	Amount of Total Offering: 1,700,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CABLEVISION SYS	5.875%	9/15/2022	Cable & Satellite TV	8.95%
DISH DBS CORP	5.875%	7/15/2022	Cable & Satellite TV	7.278%
ZIGGO BOND FIN	5.875%	1/15/2025	Cable & Satellite TV	7.01%

(8)	Underwriting Spread or Commission: 0.875%

(9)	Years of Issuer’s Operations: > 3 years

1

(10)	Trade Date: 2/4/16

(11)	Portfolio Assets on Trade Date: $284,231,001

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 450,000 @ $100 = $450,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,500,000 @ $100 = $3,500,000

(15)	% of Portfolio Assets Applied to Purchase
0.158%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Barclays Capital	Goldman Sachs
	JP Morgan Securities	KeyBanc Capital Markets
	Bank of America Merrill Lynch	Wells Fargo Securities LLC

Co-Manager:
	BBVA Securities Inc.	Credit Agricole Securities USA
	Credit Suisse Securities USA	Deutsche Bank Securities Inc.
	Mitsubishi UFJ Securities	RBC Capital Markets
	Stifel Nicolaus & Co Inc.	SunTrust Robinson Humphrey

(2)	Names of Issuers: MPT OPERATING PARTNERSHIP 6.375%

(3)	Title of Securities: MPT 6.375%

(4)	Cusip: 55342UAF1

(5)	Date of First Offering: 2/17/2016

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ACADIA HEALTH	6.125%	3/15/2021	Health Facilities	6.121%
LIFEPOINT HEALTH	6.625%	10/1/2020	Health Facilities	5.379%
TENET HEALTHCARE	6.875%	11/15/2031	Health Facilities	9.311%

(8)	Underwriting Spread or Commission: 1.375%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 2/17/2016

(11)	Portfolio Assets on Trade Date: $280,604,181

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 60,000 @ $100 = $60,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 @ $100 = 500,000

(15)	% of Portfolio Assets Applied to Purchase
0.021%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Barclays Capital	Citigroup Global Markets Inc.
	Credit Suisse Securities USA	Deutsche Bank Securities Inc.
	Goldman Sachs	JP Morgan Securities
	Bank of America Merrill Lynch	Morgan Stanley
	RBC Capital Markets	SunTrust Robinson Humphrey
	UBS Securities LLC	Wells Fargo Securities LLC

Co-Manager:
	Credit Agricole Securities USA	Fifth Third Securities Inc.
	Mizuho Securities USA Inc.	SMBC Nikko Securities America

(2)	Names of Issuers: HCA INC. 5.25%

(3)	Title of Securities: HCA 5.25%

(4)	Cusip: 404119BT5

(5)	Date of First Offering: 3/1/2016

(6)	Amount of Total Offering: 1,500,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
LIFEPOINT HEALTH	6.625%	10/1/2020	Health Facilities	5.379%
MPT OP PTNR/FINL	5.5%	5/1/2024	Health Facilities	5.575%
SURGICAL CARE	6%	4/1/2023	Health Facilities	6.347%

(8)	Underwriting Spread or Commission: 1%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/1/2016

(11)	Portfolio Assets on Trade Date: $286,502,418

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 100,000 @ $100 = $100,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.035%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BBVA Securities Inc.	Citigroup Global Markets Inc.
	Credit Suisse Securities	Deutsche Bank Securities Inc.
	FTN Financial Securities Corp	HSBC Securities
	KeyBanc Capital Markets	KKR Capital Markets LLC
	Bank of America Merrill Lynch	Mizuho Securities USA Inc.
	Morgan Stanley	PNC Capital Markets Inc.
	SunTrust Robinson Humphrey Inc.	Wells Fargo Securities LLC
	Bank of America Merrill Lynch	Citigroup Global Markets Inc.
	Credit Suisse	Deutsche Bank Securities Inc.
	HSBC Securities	KKR Capital Markets LLC
	Mizuho Securities USA Inc.	Morgan Stanley
	PNC Capital Markets	SunTrust Robinson Humphrey

(2)	Names of Issuers: FIRST DATA CORPORATION 5%

(3)	Title of Securities: FDC 5%

(4)	Cusip: 32008DAA4

(5)	Date of First Offering: 3/9/2016

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 99.5

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
VERISIGN INC	5.25%	4/1/2025	Software/Services	5.144%
OPEN TEXT CORP	5.625%	1/15/2023	Software/Services	5.8%
SS&C TECH HOLDIN	5.875%	7/15/2023	Software/Services	5.294%

(8)	Underwriting Spread or Commission: 1%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/9/2016

(11)	Portfolio Assets on Trade Date: $291,166,353

(12)	Price Paid per Unit: 99.5

1

(13)	Total Price Paid by Portfolio: 120,000 @ $99.5 = $119,400

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 @ $99.5 = $995,000

(15)	% of Portfolio Assets Applied to Purchase
0.041%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Barclays Capital	Deutsche Bank Securities Inc.
	JP Morgan Securities	Bank of America Merrill Lynch
	Mizuho Securities USA Inc.	Morgan Stanley
Wells Fargo Securities LLC

Co-Manager:
	BNP Paribas Securities Corp	BNY Mellon Capital Markets LLC
	Citigroup Global Markets Inc.	Credit Agricole Securities USA
	Credit Suisse	DNB NOR Markets Inc.
	Goldman Sachs	Mitsubishi UFJ Securities USA
	Scotia Capital USA Inc.	SG Americas Securities LLC
	SMBC Nikko Securities America	Standard Bank of South Africa
	Standard Chartered Bank (US)	UBS Securities LLC

(2)	Names of Issuers: ANDARKO PETROLEUM CORP 4.85%

(3)	Title of Securities: APC 4.85%

(4)	Cusip: 032511BM8

(5)	Date of First Offering: 3/14/16

(6)	Amount of Total Offering: 3,000,000,000

(7)	Unit Price of Offering: 99.974

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
WPX ENERGY INC	5.25%	1/15/2017	Energy - Exploration & Production	11.903%
SANCHEZ ENERGY	6.125%	1/15/2023	Energy - Exploration & Production	17.499%
TULLOW OIL PLC	6%	11/1/2020	Energy - Exploration & Production	15.898%

(8)	Underwriting Spread or Commission: 0.65%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/14/16

1

(11)	Portfolio Assets on Trade Date: $294,525,478

(12)	Price Paid per Unit: 99.974

(13)	Total Price Paid by Portfolio: 1,300,000 @ $99.974 = $ 1,299,662.00

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 @ $99.974 = $ 2,999,220.00

(15)	% of Portfolio Assets Applied to Purchase
0.441%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Barclays Capital	Deutsche Bank Securities Inc.
	JP Morgan Securities	Bank of America Merrill Lynch
	Mizuho Securities USA Inc.	Morgan Stanley
Wells Fargo Securities LLC

Co-Manager:
	BNP Paribas Securities Corp	BNY Mellon Capital Markets LLC
	Citigroup Global Markets Inc.	Credit Agricole Securities USA
	Credit Suisse	DNB NOR Markets Inc.
	Goldman Sachs	Mitsubishi UFJ Securities USA
	Scotia Capital USA Inc.	SG Americas Securities LLC
	SMBC Nikko Securities America	Standard Bank of South Africa
	Standard Chartered Bank (US)	UBS Securities LLC

(2)	Names of Issuers: ANDARKO PETROLEUM CORP 5.55%

(3)	Title of Securities: APC 5.55%

(4)	Cusip: 032511BN6

(5)	Date of First Offering: 3/14/16

(6)	Amount of Total Offering: 3,000,000,000

(7)	Unit Price of Offering: 99.69

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
WPX ENERGY INC	5.25%	1/15/2017	Energy - Exploration & Production	11.903%
SANCHEZ ENERGY	6.125%	1/15/2023	Energy - Exploration & Production	17.499%
TULLOW OIL PLC	6%	11/1/2020	Energy - Exploration & Production	15.898%

(8)	Underwriting Spread or Commission: 0.65%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/14/16

1

(11)	Portfolio Assets on Trade Date: $294,525,478

(12)	Price Paid per Unit: 99.69

(13)	Total Price Paid by Portfolio: 1,300,000 @ $99.69 = $1,295,970.00

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 @ $99.69 = $2,990,700.00

(15)	% of Portfolio Assets Applied to Purchase
0.440%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Barclays Capital	Deutsche Bank Securities Inc.
	JP Morgan Securities	Bank of America Merrill Lynch
	Mizuho Securities USA Inc.	Morgan Stanley
Wells Fargo Securities LLC

Co-Manager:
	BNP Paribas Securities Corp	BNY Mellon Capital Markets LLC
	Citigroup Global Markets Inc.	Credit Agricole Securities USA
	Credit Suisse	DNB NOR Markets Inc.
	Goldman Sachs	Mitsubishi UFJ Securities USA
	Scotia Capital USA Inc.	SG Americas Securities LLC
	SMBC Nikko Securities America	Standard Bank of South Africa
	Standard Chartered Bank (US)	UBS Securities LLC

(2)	Names of Issuers: ANDARKO PETROLEUM CORP 6.6%

(3)	Title of Securities: APC 6.6%

(4)	Cusip: 032511BP1

(5)	Date of First Offering: 3/14/16

(6)	Amount of Total Offering: 3,000,000,000

(7)	Unit Price of Offering: 99.923

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
WPX ENERGY INC	5.25%	1/15/2017	Energy - Exploration & Production	11.903%
SANCHEZ ENERGY	6.125%	1/15/2023	Energy - Exploration & Production	17.499%
TULLOW OIL PLC	6%	11/1/2020	Energy - Exploration & Production	15.898%

(8)	Underwriting Spread or Commission: 0.875%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/14/16

1

(11)	Portfolio Assets on Trade Date: $294,525,478

(12)	Price Paid per Unit: 99.923

(13)	Total Price Paid by Portfolio: 1,300,000 @ $99.923 = $1,298,999.00

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 @ $99.923 = $2,997,690.00

(15)	% of Portfolio Assets Applied to Purchase
0.441%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	JP Morgan Securities LLC	Wells Fargo Securities LLC

Co-Manager:
	BMO Capital Markets Corp	Jefferies & Co
	LionTree Advisors LLC	RBC Capital Markets

(2)	Names of Issuers: MDC PARTNERS INC. 6.5%

(3)	Title of Securities: MDZACN 6.5%

(4)	Cusip: 552697AQ7

(5)	Date of First Offering: 3/18/16

(6)	Amount of Total Offering: 900,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
GETTY IMAGES INC	7%	10/15/2020	Advertising	35.959%
WMG ACQUISITION	6%	1/15/2021	Advertising	5.817%
WMG ACQUISITION	6.75%	4/15/2022	Advertising	9.665%

(8)	Underwriting Spread or Commission: 1.35%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/18/16

(11)	Portfolio Assets on Trade Date: $296,031,293

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 150,000 @ $100 = $150,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 @ $100 = $500,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.051%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Citigroup Global Markets Inc.	Goldman Sachs
	JP Morgan Securities	RBC Capital Markets

Co-Manager:
	Credit Suisse Securities USA	ING Financial Markets LLC
	Mitsubishi UFJ Securities USA	PNC Capital Markets
	US Bancorp Investments Inc.	Wells Fargo Securities LLC
Williams Capital Group LP

(2)	Names of Issuers: NEWELL RUBBERMAID INC. 4.2%

(3)	Title of Securities: NWL 4.2%

(4)	Cusip: 651229AW6

(5)	Date of First Offering: 3/18/16

(6)	Amount of Total Offering: 2,000,000,000

(7)	Unit Price of Offering: 99.798

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
AVON PRODUCTS	4.2%	7/15/2018	Personal & Household Products	12.492%
BRUNSWICK CORP	4.625%	5/15/2021	Personal & Household Products	4.838%
ENERGIZER HOLDGS	4.7%	5/19/2021	Personal & Household Products	4.466%

(8)	Underwriting Spread or Commission: 0.65%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/18/16

(11)	Portfolio Assets on Trade Date: $296,031,293

(12)	Price Paid per Unit: 99.798

1

(13)	Total Price Paid by Portfolio: 300,000 @ $99.798 = $ 299,394.00

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 @ $99.798 = $ 997,980.00

(15)	% of Portfolio Assets Applied to Purchase
0.101%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BNP Paribas Securities Corp	Credit Suisse Securities
	Deutsche Bank Securities Inc.	JP Morgan Securities
	Bank of America Merrill Lynch	Nomura Securities
	UBS Securities LLC	Wells Fargo Securities LLC

(2)	Names of Issuers: BOYD GAMING 6.375%

(3)	Title of Securities: BYD 6.375%

(4)	Cusip: 103304BL4

(5)	Date of First Offering: 3/22/16

(6)	Amount of Total Offering: 750,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
INTL GAME TECH	6.5%	2/15/2025	Gaming	8.41%
MGM RESORTS	6%	3/15/2023	Gaming	6.172%
SCIENTIFIC GAMES	6.25%	9/1/2020	Gaming	26.846%

(8)	Underwriting Spread or Commission: 1.65%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/22/16

(11)	Portfolio Assets on Trade Date: $314,983,766

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 150,000 @ $100 = $150,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 @ $100 = $500,000

(15)	% of Portfolio Assets Applied to Purchase 0.048%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Barclays Capital	Goldman Sachs
	JP Morgan	Bank of America Merrill Lynch
Wells Fargo

Co-Manager:
	Baird/Mark Capital Group	BB&T Capital Markets
	Citicorp Securities	Credit Suisse
	Deutsche Bank Securities Inc.	Raymond James & Associates
	Strand Hanson Ltd	UBS Securities

(2)	Names of Issuers: HD SUPPLY 5.75%

(3)	Title of Securities: HDSUPP 5.75%

(4)	Cusip: 40415RAR6

(5)	Date of First Offering: 3/28/16

(6)	Amount of Total Offering: 1,000,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ABC SUPPLY CO	5.625%	4/15/2021	Building Materials	5.369%
BUILDING MAT COR	5.375%	11/15/2024	Building Materials	5.152%
MASCO CORP	5.85	3/15/2017	Building Materials	1.801%

(8)	Underwriting Spread or Commission: 1.35%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/28/16

(11)	Portfolio Assets on Trade Date: $313,470,324

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 250,000 @ $100 = $250,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
750,000 @ $100 = $750,000

(15)	% of Portfolio Assets Applied to Purchase
0.080%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays

Co-Managers
	BMO Capital Markets	Regions Securities
	Capital One Securities	Santander Investment Securities
	CastleOak Securities	Scotia Capital (USA)
	CAVU Securities	Siebert Brandford Shank & Co.
	ING Financial Markets	SMBC Nikko Securities
	Loop Capital Markets	Standard Chartered Bank
	Mizuho Securities	TD Securities
	NabSecurities	U.S. Bancorp Investments
	Natixis Securities	Wells Fargo Securities
PNC Capital Markets

(2)	Names of Issuers: Barclays PLC

(3)	Title of Securities: BACR 3.25 01/12/21, C#06738EAL9

(4)	Date of First Offering: 01/05/16

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.945

Comparable Securities
1)	Stifel Financial Corporation, C#860630AE2
2)	Citigroup, C#172967KB6
3)	Santander UK Group Holdings, C#80281LAC9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 326 years

(9)	Trade Date: 01/05/16

(10)	Portfolio Assets on Trade Date: $1,188,679,892.05

(11)	Price Paid per Unit: $99.945

1

(12)	Total Price Paid by Portfolio:
1,675,000 bonds @ $99.945 = $1,674,078.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.945 = $29,983,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.141%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
326 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays

Co-Managers
	Academy Securities	Regions Securities
	BMO Capital Markets	Santander Investment Securities
	Capital One Securities	Scotia Capital
	ING Financial Markets	SMBC Nikko Securities
	Lebenthal & Co.	Standard Chartered Bank
	MFR Securities	TD Securities
	Mizuho Securities	The Williams Capital Group
	nabSecurities	U.S. Bancorp Investments
	Natixis Securities Americas	Wells Fargo Securities
PNC Capital Markets

(2)	Names of Issuers: Barclays PLC

(3)	Title of Securities: BACR 4.375 01/12/26, C#06738EAN5

(4)	Date of First Offering: 01/05/16

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $99.512

Comparable Securities
1)	Citizens Financial Group, C#174610AK1
2)	Capital One Financial, C#14040HBJ3
3)	DDR Corporation, C#23317HAE2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 326 years

(9)	Trade Date: 01/05/16

(10)	Portfolio Assets on Trade Date: $1,188,679,892.05

(11)	Price Paid per Unit: $99.512

1

(12)	Total Price Paid by Portfolio:
610,000 bonds @ $99.512 = $607,023.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.512 = $14,926,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.051%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
326 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup

Co-Managers
	BBVA Securities	Danske Markets
	Credit Suisse	Drexel Hamilton
	Deutsche Bank	Lebenthal & Co.
	HSBC Securities	Lloyds Securities
	ING Financial Markets	Loop Capital Markets
	Natixis Securities	MFR Securities
	Scotia Capital	Mischler Financial Group
	TD Securities	Mitsubishi UFJ Securities
	ABN AMRO	nabSecurities
	ANZ Securities	National Bank of Canada Financial
	Blaylock Beal Van	PNC Capital Markets
	CastleOak Securities	Standard Chartered Bank
	CIBC World Markets	UBS Securities
	Commerz Markets	Wells Fargo Securities
	Credit Agricole Securities	The Williams Capital Group

(2)	Names of Issuers: Citigroup

(3)	Title of Securities: C 3.7 01/12/26, C#172967KG5

(4)	Date of First Offering: 01/05/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.867

Comparable Securities
1)	Citizens Financial Group, C#174610AK1
2)	Capital One Financial, C#14040HBJ3
3)	DDR Corporation, C#23317HAE2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)	Years of Issuer’s Operations: 203 years

(9)	Trade Date: 01/05/2016

1

(10)	Portfolio Assets on Trade Date: $1,188,679,892.05

(11)	Price Paid per Unit: $99.867

(12)	Total Price Paid by Portfolio:
2,210,000 bonds @ $99.867 = $2,207,060.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.867 = $39,946,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.186%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
203 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Bana IMI SpA	J.P. Morgan Securities
	Deutsche Bank Securities	BofA Merrill Lynch
	Goldman Sachs	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Intesa Sanpaolo

(3)	Title of Securities: ISPIM 5.71 01/15/26 144A, C#46115HAW7

(4)	Date of First Offering: 01/08/16

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1)	Citizens Financial Group, C#174610AK1
2)	Capital One Financial Co., C#14040HBJ3
3)	DDR Corporation, C#23317HAE2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.550%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 01/08/16

(10)	Portfolio Assets on Trade Date: $1,192,950,556.82

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
895,000 bonds @ $100.000 = $895,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $100.000 = $15,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.075%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
9 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Goldman, Sachs & Co.
	Citigroup Global Markets	Mitsubishi UFJ Securities
	J.P. Morgan Securities	RBC Capital Markets
	Wells Fargo Securities	Scotia Capital
	CIBC World Markets	SG Americas Securities

Co-Managers
	BNP Paribas Securities	Merrill Lynch, Pierce,
	UBS Securities	Fenner & Smith
	U.S. Bancorp Investments	Comerica Securities
	BB&T Capital Markets	DNB Markets
	BMO Capital Markets	PNC Capital Markets

(2)	Names of Issuers: EOG Resources Inc.

(3)	Title of Securities: EOG 4.15 01/15/26, C#26875PAP6

(4)	Date of First Offering: 01/11/16

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.854

Comparable Securities
1)	Plains All American Pipeline, C#72650RBJ0
2)	Marathon Oil Corporation, C#565849AL0
3)	Enlink Midstream Partners, C#29336UAE7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 01/11/16

(10)	Portfolio Assets on Trade Date: $1,189,929,485.18

(11)	Price Paid per Unit: $99.854

(12)	Total Price Paid by Portfolio:
550,000 bonds @ $99.854 = $549,197.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.854 = $9,985,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Banca IMI	Mizuho Securities
	Barclays Capital	Rabo Securities
	BNP Paribas Securities	RBS Securities
	Citigroup Global Markets	Santander Investment Securities
	Deutsche Bank Securities	SMBC Nikko Capital Markets
	HSBC Securities	Societe Generale
	ING Financial Markets	TD Securities
	Merrill Lynch, Pierce, Fenner	UniCredit Capital Markets
	And Smith	Wells Fargo Securities
Mitsubishi UFJ Securities

Co-Managers
	ANZ Securities	Commerz Markets
BNY Mellon Capital Markets

(2)	Names of Issuers: Anneuser-Busch InBev Finance Inc.

(3)	Title of Securities: ABIBB 1.9 02/01/19, Cusip #035242AG1

(4)	Date of First Offering: 01/13/16

(5)	Amount of Total Offering: 4,000,000,000

(6)	Unit Price of Offering: $99.729

Comparable Securities
1)	Stanley Black & Decker I, C#85402AB7
2)	Ford Motor Credit Co., C#345397XN8
3)	Hershey Co., C#427866AV0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 8 years

(9)	Trade Date: 01/13/16

(10)	Portfolio Assets on Trade Date: $1,193,285,458.07

(11)	Price Paid per Unit: $99.729

1

(12)	Total Price Paid by Portfolio:
3,855,000 bonds @ $99.729 = $3,844,552.95

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
70,000,000 bonds @ $99.729 = $69,810,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.322%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Banca IMI	Mizuho Securities
	Barclays Capital	Rabo Securities
	BNP Paribas Securities	RBS Securities
	Citigroup Global Markets	Santander Investment Securities
	Deutsche Bank Securities	SMBC Nikko Capital Markets
	HSBC Securities	Societe Generale
	ING Financial Markets	TD Securities
	Merrill Lynch, Pierce, Fenner	Wells Fargo Securities
And Smith
Mitsubishi UFJ Securities

Co-Managers
	ANZ Securities	Commerz Markets
BNY Mellon Capital Markets

(2)	Names of Issuers: Anneuser-Busch InBev Finance Inc.

(3)	Title of Securities: ABIBB 2.65 02/01/21, C#035242AJ5

(4)	Date of First Offering: 01/13/16

(5)	Amount of Total Offering: 7,500,000,000

(6)	Unit Price of Offering: $99.687

Comparable Securities
1)	Ford Motor Credit Co., C#345397XQ1
2)	Mead Johnson Nutrition Co., C#582539AJ5
3)	Pepsico Inc., C#713448DC9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 8 years

(9)	Trade Date: 01/13/16

(10)	Portfolio Assets on Trade Date: $1,193,285,458.07

(11)	Price Paid per Unit: $99.687

1

(12)	Total Price Paid by Portfolio:
4,130,000 bonds @ $99.687 = $4,117,073.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
75,000,000 bonds @ $99.687 = $74,765,250.00

(14)	% of Portfolio Assets Applied to Purchase
0.345%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Banca IMI	Mizuho Securities
	Barclays Capital	Rabo Securities
	BNP Paribas Securities	RBS Securities
	Citigroup Global Markets	Santander Investment Securities
	Deutsche Bank Securities	SMBC Nikko Capital Markets
	HSBC Securities	Societe Generale
	ING Financial Markets	TD Securities
	Merrill Lynch, Pierce, Fenner	Wells Fargo Securities
	And Smith	UniCredit Capital Markets
Mitsubishi UFJ Securities

Co-Managers
	ANZ Securities	Commerz Markets
BNY Mellon Capital Markets

(2)	Names of Issuers: Anneuser-Busch InBev Finance Inc.

(3)	Title of Securities: ABIBB 3.3 02/01/23, C#035242AL0

(4)	Date of First Offering: 01/13/16

(5)	Amount of Total Offering: 6,000,000,000

(6)	Unit Price of Offering: $99.621

Comparable Securities
1)	HCP Inc. 4 12/01/22, C#40414LAP4
2)	IBM Corporation, C#459200JC6
3)	Biogen, C#09062XAE3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 8 years

(9)	Trade Date: 01/13/16

(10)	Portfolio Assets on Trade Date: $1,193,285,458.07

(11)	Price Paid per Unit: $99.621

1

(12)	Total Price Paid by Portfolio:
1,100,000 bonds @ $99.621 = $1,095,831.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.621 = $19,924,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.092%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Banca IMI	Mizuho Securities
	Barclays Capital	Rabo Securities
	BNP Paribas Securities	RBS Securities
	Citigroup Global Markets	Santander Investment Securities
	Deutsche Bank Securities	SMBC Nikko Capital Markets
	HSBC Securities	Societe Generale
	ING Financial Markets	TD Securities
	Merrill Lynch, Pierce, Fenner	Wells Fargo Securities
	And Smith	UniCredit Capital Markets
Mitsubishi UFJ Securities

Co-Managers
	ANZ Securities	Commerz Markets
BNY Mellon Capital Markets

(2)	Names of Issuers: Anneuser-Busch InBev Finance Inc.

(3)	Title of Securities: ABIBB 3.65 02/01/26, C#035242AP1

(4)	Date of First Offering: 01/13/16

(5)	Amount of Total Offering: 11,000,000,000

(6)	Unit Price of Offering: $99.833

Comparable Securities
1)	Delphi Automotive, C#24713GAB8
2)	Mead Johnson Nutrition, C#582839AH9
3)	Dr. Pepper Snapple Group, C#26138EAS8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 8 years

(9)	Trade Date: 01/13/16

(10)	Portfolio Assets on Trade Date: $1,193,285,458.07

(11)	Price Paid per Unit: $99.833

1

(12)	Total Price Paid by Portfolio:
5,505,000 bonds @ $99.833 = $5,495,806.65

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
100,000,000 bonds @ $99.833 = $99,833,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.461%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Banca IMI	Mizuho Securities
	Barclays Capital	Rabo Securities
	BNP Paribas Securities	RBS Securities
	Citigroup Global Markets	Santander Investment Securities
	Deutsche Bank Securities	SMBC Nikko Capital Markets
	HSBC Securities	Societe Generale
	ING Financial Markets	TD Securities
	Merrill Lynch, Pierce, Fenner	Wells Fargo Securities
	And Smith	UniCredit Capital Markets
Mitsubishi UFJ Securities

Co-Managers
	ANZ Securities	Commerz Markets
BNY Mellon Capital Markets

(2)	Names of Issuers: Anneuser-Busch InBev Finance Inc.

(3)	Title of Securities: ABIBB 4.7 02/01/36, Cusip #035242AM8

(4)	Date of First Offering: 01/13/16

(5)	Amount of Total Offering: 6,000,000,000

(6)	Unit Price of Offering: $99.166

Comparable Securities
1)	American Intl. Group, C#026874DE4
2)	International Paper Co., C#460146CM3
3)	Shell International Fin. C#822582BE1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.800%).

(8)	Years of Issuer’s Operations: 8 years

(9)	Trade Date: 01/13/16

(10)	Portfolio Assets on Trade Date: $1,193,285,458.07

(11)	Price Paid per Unit: $99.166

1

(12)	Total Price Paid by Portfolio:
825,000 bonds @ $99.166 = $818,119.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.166 = $19,833,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.069%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Banca IMI	Mizuho Securities
	Barclays Capital	Rabo Securities
	BNP Paribas Securities	RBS Securities
	Citigroup Global Markets	Santander Investment Securities
	Deutsche Bank Securities	SMBC Nikko Capital Markets
	HSBC Securities	Societe Generale
	ING Financial Markets	TD Securities
	Merrill Lynch, Pierce, Fenner	Wells Fargo Securities
	And Smith	UniCredit Capital Markets
Mitsubishi UFJ Securities

Co-Managers
	ANZ Securities	Commerz Markets
BNY Mellon Capital Markets

(2)	Names of Issuers: Anneuser-Busch InBev Finance Inc.

(3)	Title of Securities: ABIBB 4.9 02/01/46, Cusip #035242AN6

(4)	Date of First Offering: 01/13/16

(5)	Amount of Total Offering: 11,000,000,000

(6)	Unit Price of Offering: $99.765

Comparable Securities
1)	Pepsico, C#713448DD7
2)	Dr. Pepper Snapple Group, C#26138EAT6
3)	Estee Lauder Co., C#29736RAG5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 8 years

(9)	Trade Date: 01/13/16

(10)	Portfolio Assets on Trade Date: $1,193,285,458.07

(11)	Price Paid per Unit: $99.765

1

(12)	Total Price Paid by Portfolio:
2,200,000 bonds @ $99.765 = $2,194,830.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.765 = $49,882,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.184%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	RBC Capital Markets
	Credit Suisse Securities	Wells Fargo Securities

Co-Managers
	Academy Securities	Mitsubishi UFJ Securities
	ANZ Securities	nabSecurities
	BB&T Capital Markets	National Bank of Canada Financial
	BBVA Securities	Santander Investment Securities
	Capital One Securities	Standard Chartered Bank
	Desjardins Securities	SunTrust Robinson Humphrey
	Fifth Third Securities	U.S. Bancorp Investments
ING Financial Markets

(2)	Names of Issuers: Royal Bank of Canada

(3)	Title of Securities: RY 4.65 01/27/26, C#780082AD5

(4)	Date of First Offering: 01/22/16

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.786

Comparable Securities
1)	American Tower Corporation, C#03027XAJ9
2)	Citizens Financial Group, C#174610AK1
3)	Capital One Financial Co., C#14040HBJ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 152 years

(9)	Trade Date: 01/22/16

(10)	Portfolio Assets on Trade Date: $1,178,568,292.15

(11)	Price Paid per Unit: $99.786

(12)	Total Price Paid by Portfolio:
1,385,000 bonds @ $99.786 = $1,382,036.10

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.786 = $29,935,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.117%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
152 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Santander
	BBVA Securities	TD Securities
	BNP Paribas	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	Banca IMI S.p.A.	Siebert Brandford Shank & Co.
	Commerz Markets	The Williams Capital Group
	Loop Capital Markets	Blaylock Beal Van
	SG Americas Securities	CastleOak Securities
	U.S. Bancorp	MFR Securities
	C.L. King & Associates	Mischler Financial Group
Samuel A. Ramirez & Co.

(2)	Names of Issuers: AT&T Inc.

(3)	Title of Securities: T 2.8 02/17/21, C#00206RCR1

(4)	Date of First Offering: 01/29/16

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.823

Comparable Securities
1)	Walt Disney Company, C#25468PDJ2
2)	Baidu Inc., C#056752AF5
3)	Santander UK Group, C#80281LAD7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 01/29/16

(10)	Portfolio Assets on Trade Date: $1,184,674,826.64

(11)	Price Paid per Unit: $99.823

1

(12)	Total Price Paid by Portfolio:
2,165,000 bonds @ $99.823 = $2,161,167.95

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.823 = $39,929,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.182%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Santander
	BBVA Securities	TD Securities
	BNP Paribas	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	Banca IMI S.p.A.	Siebert Brandford Shank & Co.
	Commerz Markets	The Williams Capital Group
	Loop Capital Markets	Blaylock Beal Van
	SG Americas Securities	CastleOak Securities
	U.S. Bancorp	MFR Securities
	C.L. King & Associates	Mischler Financial Group
Samuel A. Ramirez & Co.

(2)	Names of Issuers: AT&T Inc.

(3)	Title of Securities: T 4.125 02/17/26, C#00206RCT7

(4)	Date of First Offering: 01/29/16

(5)	Amount of Total Offering: 1,750,000,000

(6)	Unit Price of Offering: $99.934

Comparable Securities
1)	Rogers Communications, C#775109BE0
2)	Grupo Televisa, C#40049JBB2
3)	CBS Corporation, C#124857AQ6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.040%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 01/29/16

(10)	Portfolio Assets on Trade Date: $1,184,674,826.64

(11)	Price Paid per Unit: $99.934

1

(12)	Total Price Paid by Portfolio:
1,895,000 bonds @ $99.934 = $1,893,749.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.934 = $34,976,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.160%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Santander
	BBVA Securities	TD Securities
	BNP Paribas	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	Banca IMI S.p.A.	Siebert Brandford Shank & Co.
	Commerz Markets	The Williams Capital Group
	Loop Capital Markets	Blaylock Beal Van
	SG Americas Securities	CastleOak Securities
	U.S. Bancorp	MFR Securities
	C.L. King & Associates	Mischler Financial Group
Samuel A. Ramirez & Co.

(2)	Names of Issuers: AT&T Inc.

(3)	Title of Securities: T 5.65 02/15/47, C#00206RCU4

(4)	Date of First Offering: 01/29/16

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.766

Comparable Securities
1)	Grupo Televisa, C#40049JBC0
2)	Alabama Power, C#010392FP8
3)	Ameren Illinois, C#02361DAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 01/29/16

(10)	Portfolio Assets on Trade Date: $1,184,674,826.64

(11)	Price Paid per Unit: $99.766

1

(12)	Total Price Paid by Portfolio:
1,110,000 bonds @ $99.766 = $1,107,402.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.766 = $24,941,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Goldman, Sachs & Co.
	BofA Merrill Lynch	J.P. Morgan

Co-Managers
	BNY Mellon	RBC Capital Market
	Citigroup Global Markets	Sun Trust Robinson Humphrey
	Credit Suisse Securities	TD Securities
	Deutsche Bank Securities	The Williams Capital Group
	Fifth Third Securities	U.S. Bancorp Investments
	Mizuho Securities USA	Wells Fargo Securities
	Morgan Stanley & Co.	Lebenthal & Co.

(2)	Names of Issuers: Home Depot

(3)	Title of Securities: HD 2 04/01/21, C# 437076BL5

(4)	Date of First Offering: 02/03/2016

(5)	Amount of Total Offering: 1,350,000,000

(6)	Unit Price of Offering: $99.644

Comparable Securities
1)	Walt Disney Company, C#25468PDJ2
2)	Astrazeneca, C#046353AK4
3)	Simon Property Group, C#828807CX3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 02/03/16

(10)	Portfolio Assets on Trade Date: $1,186,431,349.37

(11)	Price Paid per Unit: $99.644

(12)	Total Price Paid by Portfolio:
1,605,000 bonds @ $99.644 = $1,599,286.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.644 = $29,893,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.135%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
38 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Goldman, Sachs & Co.
	BofA Merrill Lynch	J.P. Morgan

Co-Managers
	BNY Mellon	RBC Capital Market
	Citigroup Global Markets	Sun Trust Robinson Humphrey
	Credit Suisse Securities	TD Securities
	Deutsche Bank Securities	The Williams Capital Group
	Fifth Third Securities	U.S. Bancorp Investments
	Mizuho Securities USA	Wells Fargo Securities
	Morgan Stanley & Co.	Lebenthal & Co.

(2)	Names of Issuers: Home Depot

(3)	Title of Securities: HD 3 04/01/26, C#437076BM3

(4)	Date of First Offering: 02/03/2016

(5)	Amount of Total Offering: 1,300,000,000

(6)	Unit Price of Offering: $99.356

Comparable Securities

1)	Walt Disney Company, C#25468PDK9
2)	Novartis Capital Corporation, C#66989HAJ7
3)	Florida Power & Light, C#341081FM4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 02/03/16

(10)	Portfolio Assets on Trade Date: $1,186,431,349.37

(11)	Price Paid per Unit: $99.356

(12)	Total Price Paid by Portfolio:
1,340,000 bonds @ $99.356 = $1,331,370.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.356 = $24,839,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.112%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
38 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Deutsche Bank Securities	J.P. Morgan Securities

Co-Managers
	Barclays Capital	Drexel Hamilton
	Standard Chartered Bank	Loop Capital Markets
	Wells Fargo Securities	Samuel A. Ramirez & Co.
CastleOak Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 2.25 02/23/21, C#037833BS8

(4)	Date of First Offering: 02/16/16

(5)	Amount of Total Offering: 2,250,000,000

(6)	Unit Price of Offering: $99.929

Comparable Securities

1)	Texas Instruments, C#882508AZ7
2)	LAM Research, C#512807AM0
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 02/16/16

(10)	Portfolio Assets on Trade Date: $1,189,402,314.60

(11)	Price Paid per Unit: $99.929

(12)	Total Price Paid by Portfolio:
2,935,000 bonds @ $99.929 = $2,932,916.15

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
55,000,000 bonds @ $99.929 = $54,960,950.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.247%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Deutsche Bank Securities	J.P. Morgan Securities

Co-Managers
	Barclays Capital	Drexel Hamilton
	Standard Chartered Bank	Loop Capital Markets
	Wells Fargo Securities	Samuel A. Ramirez & Co.
CastleOak Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 2.85 02/23/23, C#037833BU3

(4)	Date of First Offering: 02/16/16

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.893

Comparable Securities

1)	National Rural Utilities Cooperative, C#637432NJ0
2)	Ecolab Inc., C#278865AU4
3)	IBM Corporation, C#459200JC6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.180%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 02/16/16

(10)	Portfolio Assets on Trade Date: $1,189,402,314.60

(11)	Price Paid per Unit: $99.893

(12)	Total Price Paid by Portfolio:
2,135,000 bonds @ $99.893 = $2,132,715.55

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.893 = $39,957,200.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.179%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Deutsche Bank Securities	J.P. Morgan Securities

Co-Managers
	Barclays Capital	Drexel Hamilton
	Standard Chartered Bank	Loop Capital Markets
	Wells Fargo Securities	Samuel A. Ramirez & Co.
CastleOak Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 3.25 02/23/26, C#037833BY5

(4)	Date of First Offering: 02/16/16

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.780

Comparable Securities

1)	Tyco Electronics, C#902133AT4
2)	Entergy Arkansas, C#29364DAU4
3)	Lam Research, C#912807AN8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 02/16/16

(10)	Portfolio Assets on Trade Date: $1,189,402,314.60

(11)	Price Paid per Unit: $99.780

(12)	Total Price Paid by Portfolio:
2,135,000 bonds @ $99.780 = $2,130,303.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.780 = $39,912,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.179%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Deutsche Bank Securities	J.P. Morgan Securities

Co-Managers
	Barclays Capital	Drexel Hamilton
	Standard Chartered Bank	Loop Capital Markets
	Wells Fargo Securities	Samuel A. Ramirez & Co.
CastleOak Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 4.5 02/23/36, C#037833BW9

(4)	Date of First Offering: 02/16/16

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.530

Comparable Securities

1)	American International Group, C#026874DE4
2)	International Paper, C#460146CM3
3)	Shell International Fin., C#822582BE1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 02/16/16

(10)	Portfolio Assets on Trade Date: $1,189,402,314.60

(11)	Price Paid per Unit: $99.530

(12)	Total Price Paid by Portfolio:
265,000 bonds @ $99.530 = $263,754.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.530 = $4,976,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.022%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Deutsche Bank Securities	J.P. Morgan Securities

Co-Managers
	Barclays Capital	Drexel Hamilton
	Standard Chartered Bank	Loop Capital Markets
	Wells Fargo Securities	Samuel A. Ramirez & Co.
CastleOak Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 4.65 02/23/46, C#037833BX7

(4)	Date of First Offering: 02/16/16

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $99.423

Comparable Securities

1)	Alabama Power Co., C#010392FP8
2)	Dr. Pepper Snapple Group, C#26138EAT6
3)	Goldman Sachs Group, C#36141GVS0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 02/16/16

(10)	Portfolio Assets on Trade Date: $1,189,402,314.60

(11)	Price Paid per Unit: $99.423

(12)	Total Price Paid by Portfolio:
1,280,000 bonds @ $99.423 = $1,272,614.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.423 = $34,798,050.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.107%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNY Mellon Capital Markets	J.P. Morgan Securities
	Citigroup Global Markets	Wells Fargo Securities
Goldman Sachs Group

Co-Managers
	Drexel Hamilton	PNC Capital Markets
	HSBC Securities	Santander Investment
	Jefferies & Co.	U.S. Bancorp Investments
Lebenthal & Co.

(2)	Names of Issuers: Bank of NY Mellon Corporation

(3)	Title of Securities: BK 2.5 04/15/21, C#06406FAA1

(4)	Date of First Offering: 02/16/16

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.901

Comparable Securities

1)	Regions Financial Corporation, C#7591EPAK6
2)	Simons Property Group, C#828807CX3
3)	Santander UK Group Holdings, C#80281LAD7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 02/16/16

(10)	Portfolio Assets on Trade Date: $1,189,402,314.60

(11)	Price Paid per Unit: $99.901

(12)	Total Price Paid by Portfolio:
1,070,000 bonds @ $99.901 = $1,068,940.70

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.901 = $19,980,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.090%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
9 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	BNP Paribas Securities	Mitsubishi UFJ Securities
	Citigroup Global Markets	Mizuho Securities
	HSBC Securities	Wells Fargo Securities

Co-Managers
	BNY Mellon Capital Markets	Standard Chartered Bank

(2)	Names of Issuers: International Business Machines Corporation

(3)	Title of Securities: IBM 3.45 02/19/26, Cusip #459200JG7

(4)	Date of First Offering: 02/16/16

(5)	Amount of Total Offering: 1,350,000,000

(6)	Unit Price of Offering: $99.665

Comparable Securities

1)	Virginia Electric & Power Co., C#927804FU3
2)	Entergy Arkansas, C#29364DAU4
3)	Lam Research, C#512807AN8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 105 years

(9)	Trade Date: 02/16/16

(10)	Portfolio Assets on Trade Date: $1,189,402,314.60

(11)	Price Paid per Unit: $99.665

(12)	Total Price Paid by Portfolio:
555,000 bonds @ $99.665 = $553,140.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.665 = $9,966,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
105 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Wells Fargo Securities
	J.P. Morgan Securities	BNP Paribas Securities
	Merrill Lynch, Pierce,	HSBC Securities
Fenner & Smith

Co-Managers
	BB&T Capital Markets	Lloyds Securities
	Citigroup Global Markets	Morgan Stanley & Co.
	Credit Suisse Securities	RBC Capital Markets
	Deutsche Bank Securities	Mischler Financial Group
Goldman, Sachs & Co.

(2)	Names of Issuers: Cisco Systems, Inc.

(3)	Title of Securities: CSCO 1.6 02/28/19, C#17275RBB7

(4)	Date of First Offering: 02/22/16

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.971

Comparable Securities

1)	National Rural Utilities Cooperative, C#637432NH4
2)	Kimberly-Clark Corporation, C#494368BT9
3)	Walt Disney Company, C#25468PDH6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 02/22/16

(10)	Portfolio Assets on Trade Date: $1,198,965,508.37

(11)	Price Paid per Unit: $99.971

(12)	Total Price Paid by Portfolio:
1,630,000 bonds @ $99.971 = $1,629,527.30

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.971 = $29,991,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.136%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Wells Fargo Securities
	J.P. Morgan Securities	BNP Paribas Securities
	Merrill Lynch, Pierce,	HSBC Securities
Fenner & Smith

Co-Managers
	BB&T Capital Markets	Lloyds Securities
	Citigroup Global Markets	Morgan Stanley & Co.
	Credit Suisse Securities	RBC Capital Markets
	Deutsche Bank Securities	Mischler Financial Group
Goldman, Sachs & Co.

(2)	Names of Issuers: Cisco Systems, Inc.

(3)	Title of Securities: CSCO 2.2 02/28/21, C#17275RBD3

(4)	Date of First Offering: 02/22/16

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $99.808

Comparable Securities

1)	Simon Property Group, C#828807CX3
2)	Walt Disney Company, C#25468PDJ2
3)	Santander UK Group, C#80281LAD7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 02/22/16

(10)	Portfolio Assets on Trade Date: $1,198,965,508.37

(11)	Price Paid per Unit: $99.808

(12)	Total Price Paid by Portfolio:
2,175,000 bonds @ $99.808 = $2,170,824.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.808= $39,923,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.181%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Wells Fargo Securities
	J.P. Morgan Securities	BNP Paribas Securities
	Merrill Lynch, Pierce,	HSBC Securities
Fenner & Smith

Co-Managers
	BB&T Capital Markets	Lloyds Securities
	Citigroup Global Markets	Morgan Stanley & Co.
	Credit Suisse Securities	RBC Capital Markets
	Deutsche Bank Securities	Mischler Financial Group
Goldman, Sachs & Co.

(2)	Names of Issuers: Cisco Systems, Inc.

(3)	Title of Securities: CSCO 2.6 02/28/23, C#17275RBE1

(4)	Date of First Offering: 02/22/16

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.836

Comparable Securities
1)	National Rural Utilities Cooperative, C#637432NJ0
2)	Ecolab Inc., C#278865AU4
3)	IBM 2.875 11/09/22, C#459200JC6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 02/22/16

(10)	Portfolio Assets on Trade Date: $1,198,965,508.37

(11)	Price Paid per Unit: $99.836

(12)	Total Price Paid by Portfolio:
1,085,000 bonds @ $99.836 = $1,083,220.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.836 = $19,967,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.090%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Wells Fargo Securities
	J.P. Morgan Securities	BNP Paribas Securities
	Merrill Lynch, Pierce,	HSBC Securities
Fenner & Smith

Co-Managers
	BB&T Capital Markets	Lloyds Securities
	Citigroup Global Markets	Morgan Stanley & Co.
	Credit Suisse Securities	RBC Capital Markets
	Deutsche Bank Securities	Mischler Financial Group
Goldman, Sachs & Co.

(2)	Names of Issuers: Cisco Systems, Inc.

(3)	Title of Securities: CSCO 2.95 02/28/26, C#17275RBC5

(4)	Date of First Offering: 02/22/16

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.924

Comparable Securities
1)	Kimberly-Clark Corporation, C#494368BU6
2)	Virginia Electric & Power, C#927804FU3
3)	Walt Disney Company, C#25468PDK9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 02/22/16

(10)	Portfolio Assets on Trade Date: $1,198,965,508.37

(11)	Price Paid per Unit: $99.924

(12)	Total Price Paid by Portfolio:
1,085,000 bonds @ $99.924 = $1,084,175.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 @ $99.924 = $19,984,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.090%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan Securities
	Credit Suisse Securities	Merrill Lynch, Pierce, Fenner
	Morgan Stanley & Co.	& Smith

Co-Managers
	Mitsubishi UFJ Securities	SMBC Nikko Securities
	Mizuho Securities	SunTrust Robinson Humphrey
	RBC Capital Markets	TD Securities
	Credit Agricole Securities	U.S. Bancorp Investments
	Deutsche Bank Securities	Wells Fargo Securities
Scotia Capital

(2)	Names of Issuers: Express Scripts Holding Company

(3)	Title of Securities: ESRX 3.3 02/25/21, C#30219GAL2

(4)	Date of First Offering: 02/22/16

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.79

Comparable Securities
1)	Astrazeneca, C#046353AK4
2)	Zoetis, C#98978VAJ2
3)	Biogen, C#09062XAC7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 02/22/16

(10)	Portfolio Assets on Trade Date: $1,198,965,508.37

(11)	Price Paid per Unit: $99.79

(12)	Total Price Paid by Portfolio:
380,000 bonds @ $99.79 = $379,202.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.79 = $6,985,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.032%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan Securities
	Credit Suisse Securities	Merrill Lynch, Pierce, Fenner
	Morgan Stanley & Co.	& Smith

Co-Managers
	Mitsubishi UFJ Securities	SMBC Nikko Securities
	Mizuho Securities	SunTrust Robinson Humphrey
	RBC Capital Markets	TD Securities
	Credit Agricole Securities	U.S. Bancorp Investments
	Deutsche Bank Securities	Wells Fargo Securities
Scotia Capital

(2)	Names of Issuers: Express Scripts Holding Company

(3)	Title of Securities: ESRX 4.5 02/25/26, C#30219GAM0

(4)	Date of First Offering: 02/22/16

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.467

Comparable Securities

1)	Tyco Electronics Group, C#902133AT4
2)	American Tower Corporation, C#0327XAJ9
3)	Black Hills Corporation, C#902113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 02/22/16

(10)	Portfolio Assets on Trade Date: $1,198,965,508.37

(11)	Price Paid per Unit: $99.467

(12)	Total Price Paid by Portfolio:
1,085,000 bonds @ $99.467 = $1,079,216.95

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.467 = $19,893,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.090%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	PNC Capital Markets
	U.S. Bancorp Investments	SMBC Nikko Securities
Wells Fargo Securities

Co-Managers
	Citigroup Global Markets	RBC Capital Markets
	J.P. Morgan Securities	SunTrust Robinson Humphrey
Mizuho Securities

(2)	Names of Issuers: Magellan Midstream Partners

(3)	Title of Securities: MMP 5 03/01/26, C#559080AK2

(4)	Date of First Offering: 02/22/2016

(5)	Amount of Total Offering: 650,000,000

(6)	Unit Price of Offering: $99.875

Comparable Securities

1)	Tyco Electronics Group, C#902133AT4
2)	American Tower Corporation, C#0327XAJ9
3)	Black Hills Corporation, C#902113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 16 years

(9)	Trade Date: 02/22/2016

(10)	Portfolio Assets on Trade Date: $1,198,965,508.37

(11)	Price Paid per Unit: $99.875

(12)	Total Price Paid by Portfolio:
410,000 bonds @ $99.875 = $409,487.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.875 = $14,981,250.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.034%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
16 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Wells Fargo Securities	Mizuho Securities
	Barclays Capital	U.S. Bancorp
Goldman, Sachs & Co.

Co-Managers
	BMO Capital Markets	Morgan Stanley & Co.
	BNY Mellon Capital Markets	PNC Capital Markets
	Citigroup Global Markets	RBC Capital Markets
	Credit Suisse Securities	SunTrust Robinson Humphrey
	Deutsche Bank Securities	UBS Securities
	Fifth Third Securities	The Williams Capital Group
J.P. Morgan Securities
Merrill Lynch, Pierce, Fenner
& Smith

(2)	Names of Issuers: UnitedHealth Group

(3)	Title of Securities: UNH 1.7 02/15/19, C#91324PCT7

(4)	Date of First Offering: 02/22/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.963

Comparable Securities

1)	National Rural Utilities Cooperative, C#637432NH4
2)	Kimberly-Clark Corporation, C#494368BT9
3)	Walt Disney Company, C#25468PDH6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 39 years

(9)	Trade Date: 02/22/2016

(10)	Portfolio Assets on Trade Date: $1,198,965,508.37

(11)	Price Paid per Unit: $99.963

1

(12)	Total Price Paid by Portfolio:
1,360,000 bonds @ $99.963 = $1,359,496.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.963 = $24,990,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Wells Fargo Securities	Mizuho Securities
	Barclays Capital	U.S. Bancorp
Goldman, Sachs & Co.

Co-Managers
	BMO Capital Markets	Morgan Stanley & Co.
	BNY Mellon Capital Markets	PNC Capital Markets
	Citigroup Global Markets	RBC Capital Markets
	Credit Suisse Securities	SunTrust Robinson Humphrey
	Deutsche Bank Securities	UBS Securities
	Fifth Third Securities	The Williams Capital Group
J.P. Morgan Securities
Merrill Lynch, Pierce, Fenner
& Smith

(2)	Names of Issuers: UnitedHealth Group

(3)	Title of Securities: UNH 2.125 03/15/21, C#91324PCU4

(4)	Date of First Offering: 02/22/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.695

Comparable Securities

1)	Simon Property, C#828807CX3
2)	Santander UK Group Holdings, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 39 years

(9)	Trade Date: 02/22/2016

(10)	Portfolio Assets on Trade Date: $1,198,965,508.37

(11)	Price Paid per Unit: $99.695

1

(12)	Total Price Paid by Portfolio:
1,630,000 bonds @ $99.695 = $1,625,028.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.695 = $29,908,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.136%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Wells Fargo Securities	Mizuho Securities
	Barclays Capital	U.S. Bancorp
Goldman, Sachs & Co.

Co-Managers
	BMO Capital Markets	Morgan Stanley & Co.
	BNY Mellon Capital Markets	PNC Capital Markets
	Citigroup Global Markets	RBC Capital Markets
	Credit Suisse Securities	SunTrust Robinson Humphrey
	Deutsche Bank Securities	UBS Securities
	Fifth Third Securities	The Williams Capital Group
J.P. Morgan Securities
Merrill Lynch, Pierce, Fenner
& Smith

(2)	Names of Issuers: UnitedHealth Group

(3)	Title of Securities: UNH 3.1 03/15/26, C#91324PCV2

(4)	Date of First Offering: 02/22/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.921

Comparable Securities

1)	Tyco Electronics Group, C#902133AT4
2)	American Tower Corporation, C#0327XAJ9
3)	Black Hills Corporation, C#902113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 39 years

(9)	Trade Date: 02/22/2016

(10)	Portfolio Assets on Trade Date: $1,198,965,508.37

(11)	Price Paid per Unit: $99.921

1

(12)	Total Price Paid by Portfolio:
1,360,000 bonds @ $99.921= $1,358,925.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.921= $24,980,250.00

(14)	% of Portfolio Assets Applied to Purchase
0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan Securities
	Credit Suisse Securities	Morgan Stanley & Co.

Co-Managers
	Barclays Capital	U.S. Bancorp Investments
	Merrill Lynch, Pierce,	BNY Mellon Capital Markets
	Fenner & Smith	Loop Capital Markets
	Wells Fargo Securities	Mizuho Securities
	Mitsubishi UFJ Securities	PNC Capital Markets
SunTrust Robinson Humphrey

(2)	Names of Issuers: Union Pacific Corporation

(3)	Title of Securities: UNP 2.75 03/01/26, C#907818EH7

(4)	Date of First Offering: 02/25/16

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.058

Comparable Securities

1)	Tyco Electronics Group, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 154 years

(9)	Trade Date: 02/25/16

(10)	Portfolio Assets on Trade Date: $1,211,087,946.41

(11)	Price Paid per Unit: $99.058

(12)	Total Price Paid by Portfolio:
650,000 bonds @ $99.058 = $643,877.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.058 = $11,886,960.00

(14)	% of Portfolio Assets Applied to Purchase
0.053%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
154 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan Securities
	Credit Suisse Securities	Morgan Stanley & Co.

Co-Managers
	Barclays Capital	U.S. Bancorp Investments
	Merrill Lynch, Pierce,	BNY Mellon Capital Markets
	Fenner & Smith	Loop Capital Markets
	Wells Fargo Securities	Mizuho Securities
	Mitsubishi UFJ Securities	PNC Capital Markets
SunTrust Robinson Humphrey

(2)	Names of Issuers: Union Pacific Corporation

(3)	Title of Securities: UNP 4.05 03/01/46, C#907818EJ3

(4)	Date of First Offering: 02/25/16

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $98.682

Comparable Securities

1)	Johnson & Johnson, C#478160BV5
2)	Alabama Power, C#010392FP8
3)	Ameren Illinois Co., C#02361DAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 154 years

(9)	Trade Date: 02/25/16

(10)	Portfolio Assets on Trade Date: $1,211,087,946.41

(11)	Price Paid per Unit: $98.682

(12)	Total Price Paid by Portfolio:
870,000 bonds @ $98.682 = $858,533.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $98.682 = $19,736,400.00

(14)	% of Portfolio Assets Applied to Purchase
.071%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
154 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Barclays Capital
	J.P. Morgan Securities	Morgan Stanley & Co.
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	BNP Paribas	Deutsche Bank Securities
	HSBC Securities	Lebenthal & Co.
	Mizuho Securities	The Williams Capital Group
	SG Americas Securities	U.S. Bancorp
	Standard Chartered Bank	Wells Fargo Securities
BNY Mellon Capital
Credit Agricole Securities

(2)	Names of Issuers: Exxon Mobil Corporation

(3)	Title of Securities: XOM 1.439 03/01/18, C#30231GAU6

(4)	Date of First Offering: 02/29/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Georgia Power, C#373334KD2
2)	Citigroup, C#172967KE0
3)	Thermo Fisher Scientific, C#883556BL5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.080%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 02/29/2016

(10)	Portfolio Assets on Trade Date: $1,213,634,367.92

(11)	Price Paid per Unit: $100.000

1

(12)	Total Price Paid by Portfolio:
2,190,000 bonds @ $100.000 = $2,190,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $100.000 = $40,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.180%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Barclays Capital
	J.P. Morgan Securities	Morgan Stanley & Co.
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	BNP Paribas	Deutsche Bank Securities
	HSBC Securities	Lebenthal & Co.
	Mizuho Securities	The Williams Capital Group
	SG Americas Securities	U.S. Bancorp
	Standard Chartered Bank	Wells Fargo Securities
BNY Mellon Capital
Credit Agricole Securities

(2)	Names of Issuers: Exxon Mobil Corporation

(3)	Title of Securities: XOM 1.708 03/01/19, C#30231GAP7

(4)	Date of First Offering: 02/29/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	National Rural Utilities Cooperative, C#637432NH4
2)	Kimberly-Clark Corporation, C#494368BT9
3)	Walt Disney Company, C#25468PDH6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.100%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 02/29/2016

(10)	Portfolio Assets on Trade Date: $1,213,634,367.92

(11)	Price Paid per Unit: $100.000

1

(12)	Total Price Paid by Portfolio:
2,190,000 bonds @ $100.000 = $2,190,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
75,000,000 bonds @ $100.000 = $75,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.180%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Barclays Capital
	J.P. Morgan Securities	Morgan Stanley & Co.
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	BNP Paribas	Deutsche Bank Securities
	HSBC Securities	Lebenthal & Co.
	Mizuho Securities	The Williams Capital Group
	SG Americas Securities	U.S. Bancorp
	Standard Chartered Bank	Wells Fargo Securities
BNY Mellon Capital
Credit Agricole Securities

(2)	Names of Issuers: Exxon Mobil Corporation

(3)	Title of Securities: XOM 2.222 03/01/21, C#30231GAV4

(4)	Date of First Offering: 02/29/2016

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Simon Property Group, C#828807CX3
2)	Santander UK Group, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.120%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 02/29/2016

(10)	Portfolio Assets on Trade Date: $1,213,634,367.92

(11)	Price Paid per Unit: $100.000

1

(12)	Total Price Paid by Portfolio:
2,190,000 bonds @ $100.000 = $2,190,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $100.000 = $40,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.180%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Barclays Capital
	J.P. Morgan Securities	Morgan Stanley & Co.
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	BNP Paribas	Deutsche Bank Securities
	HSBC Securities	Lebenthal & Co.
	Mizuho Securities	The Williams Capital Group
	SG Americas Securities	U.S. Bancorp
	Standard Chartered Bank	Wells Fargo Securities
BNY Mellon Capital
Credit Agricole Securities

(2)	Names of Issuers: Exxon Mobil Corporation

(3)	Title of Securities: XOM 2.726 03/01/23, C#30231GAR3

(4)	Date of First Offering: 02/29/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	National Rural Utilities Cooperative, C#637432NJ0
2)	Ecolab Inc., C#278865AU4
3)	IBM Corporation, C#459200JC6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 02/29/2016

(10)	Portfolio Assets on Trade Date: $1,213,634,367.92

(11)	Price Paid per Unit: $100.000

1

(12)	Total Price Paid by Portfolio:
1,095,000 bonds @ $100.000 = $1,095,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $100.000 = $20,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.090%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Barclays Capital
	J.P. Morgan Securities	Morgan Stanley & Co.
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	BNP Paribas	Deutsche Bank Securities
	HSBC Securities	Lebenthal & Co.
	Mizuho Securities	The Williams Capital Group
	SG Americas Securities	U.S. Bancorp
	Standard Chartered Bank	Wells Fargo Securities
BNY Mellon Capital
Credit Agricole Securities

(2)	Names of Issuers: Exxon Mobil Corporation

(3)	Title of Securities: XOM 3.043 03/01/26, C#30231GAT9

(4)	Date of First Offering: 02/29/2016

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Tyco Electronics Group, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 02/29/2016

(10)	Portfolio Assets on Trade Date: $1,213,634,367.92

(11)	Price Paid per Unit: $100.000

1

(12)	Total Price Paid by Portfolio:
2,190,000 bonds @ $100.000 = $2,190,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $100.000 = $40,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.180%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Barclays Capital
	J.P. Morgan Securities	Morgan Stanley & Co.
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	BNP Paribas	Deutsche Bank Securities
	HSBC Securities	Lebenthal & Co.
	Mizuho Securities	The Williams Capital Group
	SG Americas Securities	U.S. Bancorp
	Standard Chartered Bank	Wells Fargo Securities
BNY Mellon Capital
Credit Agricole Securities

(2)	Names of Issuers: Exxon Mobil Corporation

(3)	Title of Securities: XOM 4.114 03/01/46, C#30231GAW2

(4)	Date of First Offering: 02/29/2016

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Johnson & Johnson, C#478160BV5
2)	Alabama Power, C#010392FP8
3)	Ameren Illinois Co., C#02361DAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 02/29/2016

(10)	Portfolio Assets on Trade Date: $1,213,634,367.92

(11)	Price Paid per Unit: $100.000

1

(12)	Total Price Paid by Portfolio:
1,535,000 bonds @ $100.000 = $1,535,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $100.000 = $35,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.126%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC Securities

Co-Managers
	ABN AMRO Securities	Mizuho Securities
	ANZ Securities	nabSecurities
	BMO Capital Markets	Natixis Securities Americas
	CIBC World Markets	RBC Capital Markets
	Citigroup Global Markets	Santander Investment Securities
	Commerz Markets	Scotia Capital
	Danske Markets	Wells Fargo Securities
ING Financial Markets

(2)	Names of Issuers: HSBC Holdings

(3)	Title of Securities: HSBC 3.4 03/08/21, C#404280AV1

(4)	Date of First Offering: 03/01/2016

(5)	Amount of Total Offering: 3,000,000,000

(6)	Unit Price of Offering: $99.772

Comparable Securities

1)	Simon Property Group, C#828807CX3
2)	Santander UK Group, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 151 years

(9)	Trade Date: 03/01/2016

(10)	Portfolio Assets on Trade Date: $1,210,038,926.65

(11)	Price Paid per Unit: $99.772

(12)	Total Price Paid by Portfolio:
1,934,000 bonds @ $99.772 = $1,929,590.48

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.772 = $34,920,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.159%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
151 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC Securities

Co-Managers
	ABN AMRO Securities	Mizuho Securities
	ANZ Securities	nabSecurities
	BMO Capital Markets	Natixis Securities Americas
	CIBC World Markets	RBC Capital Markets
	Citigroup Global Markets	Santander Investment Securities
	Commerz Markets	Scotia Capital
	Danske Markets	Wells Fargo Securities
ING Financial Markets

(2)	Names of Issuers: HSBC Holdings

(3)	Title of Securities: HSBC 4.3 03/08/26, C#404280AW9

(4)	Date of First Offering: 03/01/2016

(5)	Amount of Total Offering: 3,000,000,000

(6)	Unit Price of Offering: $99.855

Comparable Securities

1)	Tyco Electronics Group, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)	Years of Issuer’s Operations: 151 years

(9)	Trade Date: 03/01/2016

(10)	Portfolio Assets on Trade Date: $1,210,038,926.65

(11)	Price Paid per Unit: $99.855

(12)	Total Price Paid by Portfolio:
1,055,000 bonds @ $99.855 = $1,053,470.25

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.855 = $24,963,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
151 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	Wells Fargo Securities
U.S. Bancorp Investments
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	BB&T Capital Markets	TD Securities
	Capital One Securities	The Huntington Investment Co.
	RBS Securities	UMB Financial Services
Regions Securities

(2)	Names of Issuers: O’Reilly Automotive, Inc.

(3)	Title of Securities: ORLY 3.55 03/15/26, C#67103HAE7

(4)	Date of First Offering: 03/01/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.832

Comparable Securities

1)	Tyco Electronics Group, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 59 years

(9)	Trade Date: 03/01/2016

(10)	Portfolio Assets on Trade Date: $1,210,038,926.65

(11)	Price Paid per Unit: $99.832

(12)	Total Price Paid by Portfolio:
383,000 bonds @ $99.832 = $382,356.56

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.832 = $6,988,240.00

(14)	% of Portfolio Assets Applied to Purchase
0.032%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
59 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Morgan Stanley
	Deutsche Bank Securities	Wells Fargo Securities
J.P. Morgan Securities
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	BNP Paribas Securities	Mitsubishi UFJ Securities
	Credit Suisse Securities	RBC Capital Markets
	Goldman Sachs	Standard Chartered Bank
	HSBC Securities	Williams Capital Group

(2)	Names of Issuers: eBay Inc.

(3)	Title of Securities: EBAY 2.5 03/09/18, C#278642AP8

(4)	Date of First Offering: 03/02/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.897

Comparable Securities

1)	Georgia Power, C#373334KD2
2)	Citigroup Inc., C#172967KE0
3)	Thermo Fisher Scientific, C#883556BL5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 21 years

(9)	Trade Date: 03/02/2016

(10)	Portfolio Assets on Trade Date: $1,214,819,660.87

(11)	Price Paid per Unit: $99.897

(12)	Total Price Paid by Portfolio:
275,000 bonds @ $99.897 = $274,716.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.897 = $4,994,850.00

(14)	% of Portfolio Assets Applied to Purchase
0.023%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
21 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Morgan Stanley
	Deutsche Bank Securities	Wells Fargo Securities
J.P. Morgan Securities
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	BNP Paribas Securities	Mitsubishi UFJ Securities
	Credit Suisse Securities	RBC Capital Markets
	Goldman Sachs	Standard Chartered Bank
	HSBC Securities	Williams Capital Group

(2)	Names of Issuers: eBay Inc.

(3)	Title of Securities: EBAY 3.8 03/09/22, C#278642AN3

(4)	Date of First Offering: 03/02/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.772

Comparable Securities

1)	National Rural Utilities Cooperative, C#637432NJ0
2)	Ecolab Inc., C#278865AU4
3)	IBM Cooperation, C#459200JC6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.375%).

(8)	Years of Issuer’s Operations: 21 years

(9)	Trade Date: 03/02/2016

(10)	Portfolio Assets on Trade Date: $1,214,819,660.87

(11)	Price Paid per Unit: $99.772

(12)	Total Price Paid by Portfolio:
275,000 bonds @ $99.772 = $274,373.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.772 = $4,988,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.023%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
21 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BMO Capital Markets	Citigroup Global Markets
	BNP Paribas	J.P. Morgan Securities

Co-Managers
	Barclays Bank	Mesirow Financial
	CastleOak Securities	Morgan Stanley
	Credit Agricole	Nomura International
	Deutsche Bank	RBC Capital Markets
	Goldman Sachs	Skandinaviska Enskilda Banken
	HSBC	Societe Generale
	Incapital	Toronto Dominion Bank
	Merrill Lynch	Wells Fargo Securities

(2)	Names of Issuers: International Bank for Reconstruction and Development

(3)	Title of Securities: IBRD 1.625 03/09/21, C#459058EW9

(4)	Date of First Offering: 03/02/2016

(5)	Amount of Total Offering: 4,000,000,000

(6)	Unit Price of Offering: $99.847

Comparable Securities

1)	Simon Property Group, C#828807CX3
2)	Santander UK Group Holdings, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.125%).

(8)	Years of Issuer’s Operations: 71 years

(9)	Trade Date: 03/02/2016

(10)	Portfolio Assets on Trade Date: $1,214,819,660.87

(11)	Price Paid per Unit: $99.847

(12)	Total Price Paid by Portfolio:
1,694,000 bonds @ $99.847 = $1,691,408.18

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.847 = $29,954,100.00

(14)	% of Portfolio Assets Applied to Purchase
0.139%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
71 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Bank of America Merrill Lynch	UBS Securities
	Citigroup Global Markets	Wells Fargo Securities
Deutsche Bank Securities

Co-Managers

(2)	Names of Issuers: Swedbank AB

(3)	Title of Securities: SWEDA 2.65 03/10/21 144A, Cusip #87020PAG2

(4)	Date of First Offering: 03/03/16

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.884

Comparable Securities

1)	Simon Property Group, C#828807CX3
2)	Santander UK Group Holdings, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.275%).

(8)	Years of Issuer’s Operations: 196 years

(9)	Trade Date: 03/03/16

(10)	Portfolio Assets on Trade Date: $1,216,270,660.31

(11)	Price Paid per Unit: $99.884

(12)	Total Price Paid by Portfolio:
1,195,000 bonds @ $99.884 = $1,193,613.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.884 = $19,976,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.098%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
196 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas Securities	Merrill Lynch, Pierce, Fenner
	Citigroup Global Markets	& Smith
	Goldman Sachs	Mizuho Securities
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	Barclays Capital	PNC Capital Markets
	HSBC Securities	U.S. Bancorp Investments
	Mitsubishi UFJ Securities	Williams Capital Group
Morgan Stanley & Co.

(2)	Names of Issuers: Stryker Corporation

(3)	Title of Securities: SYK 2 03/08/19, Cusip #863667AK7

(4)	Date of First Offering: 03/03/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.884

Comparable Securities

1)	National Rural Utilities Cooperative, C#637432NH4
2)	Kimberly-Clark Corporation, C#494368BT9
3)	Walt Disney Company, C#25468PDH6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 70 years

(9)	Trade Date: 03/03/2016

(10)	Portfolio Assets on Trade Date: $1,216,270,660.31

(11)	Price Paid per Unit: $99.884

(12)	Total Price Paid by Portfolio:
1,665,000 bonds @ $99.884 = $1,663,068.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.884= $29,965,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.137%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
70 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas Securities	Merrill Lynch, Pierce, Fenner
	Citigroup Global Markets	& Smith
	Goldman Sachs	Mizuho Securities
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	Barclays Capital	PNC Capital Markets
	HSBC Securities	U.S. Bancorp Investments
	Mitsubishi UFJ Securities	Williams Capital Group
Morgan Stanley & Co.

(2)	Names of Issuers: Stryker Corporation

(3)	Title of Securities: SYK 2.625 03/15/21, C#863667AM3

(4)	Date of First Offering: 03/03/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.962

Comparable Securities

1)	Simon Property Group, C#828807CX3
2)	Santander UK Group, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 70 years

(9)	Trade Date: 03/03/2016

(10)	Portfolio Assets on Trade Date: $1,216,270,660.31

(11)	Price Paid per Unit: $99.962

(12)	Total Price Paid by Portfolio:
1,110,000 bonds @ $99.962 = $1,109,578.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.962 = $19,992,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.091%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
70 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas Securities	Merrill Lynch, Pierce, Fenner
	Citigroup Global Markets	& Smith
	Goldman Sachs	Mizuho Securities
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	Barclays Capital	PNC Capital Markets
	HSBC Securities	U.S. Bancorp Investments
	Mitsubishi UFJ Securities	Williams Capital Group
Morgan Stanley & Co.

(2)	Names of Issuers: Stryker Corporation

(3)	Title of Securities: SYK 3.5 03/15/26, C#863667AN1

(4)	Date of First Offering: 03/03/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.348

Comparable Securities

1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 70 years

(9)	Trade Date: 03/03/2016

(10)	Portfolio Assets on Trade Date: $1,216,270,660.31

(11)	Price Paid per Unit: $99.348

(12)	Total Price Paid by Portfolio:
1,110,000 bonds @ $99.348 = $1,102,762.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.348 = $19,869,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.091%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
70 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas Securities	Merrill Lynch, Pierce, Fenner
	Citigroup Global Markets	& Smith
	Goldman Sachs	Mizuho Securities
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	Barclays Capital	PNC Capital Markets
	HSBC Securities	U.S. Bancorp Investments
	Mitsubishi UFJ Securities	Williams Capital Group
Morgan Stanley & Co.

(2)	Names of Issuers: Stryker Corporation

(3)	Title of Securities: SYK 4.625 03/15/46, C#863667AJ0

(4)	Date of First Offering: 03/03/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $98.894

Comparable Securities

1)	Johnson & Johnson, C#478160BV5
2)	Alabama Power Co., C#010392FP8
3)	Ameren Illinois Co., C#02361DAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 70 years

(9)	Trade Date: 03/03/2016

(10)	Portfolio Assets on Trade Date: $1,216,270,660.31

(11)	Price Paid per Unit: $98.894

(12)	Total Price Paid by Portfolio:
1,110,000 bonds @ $98.894 = $1,097,723.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $98.894 = $24,723,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.090%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
70 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Bank of America Merrill Lynch	Goldman Sachs
	Citicorp Securities	J.P. Morgan Securities
	Danske Bank	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Danske Bank A/S

(3)	Title of Securities: DANBNK 2.8 03/10/21 144A, C#23636AAE1

(4)	Date of First Offering: 03/07/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.977

Comparable Securities

1)	Simon Property Group, C#828807CX3
2)	Santander UK Group Holdings, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 145 years

(9)	Trade Date: 03/07/2016

(10)	Portfolio Assets on Trade Date: $1,255,240,799.22

(11)	Price Paid per Unit: $99.977

(12)	Total Price Paid by Portfolio:
3,025,000 bonds @ $99.977 = $3,024,304.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.977 = $49,988,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.241%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
145 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	HSBC Securities	Morgan Stanley & Co.
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	Barclays Capital	Fifth Third Securities
	BNP Paribas Securities	J.P. Morgan Securities
	Citigroup Global Markets	Mizuho Securities
	Credit Suisse Securities	Wells Fargo Securities

(2)	Names of Issuers: Perrigo Finance Unlimited Company

(3)	Title of Securities: PRGO 3 ½ 03/15/21, C#71429MAA3

(4)	Date of First Offering: 03/07/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.908

Comparable Securities

1)	Simon Property Group, C#828807CX3
2)	Santander UK Group Holdings, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 129 years

(9)	Trade Date: 03/07/2016

(10)	Portfolio Assets on Trade Date: $1,255,240,799.22

(11)	Price Paid per Unit: $99.908

(12)	Total Price Paid by Portfolio:
640,000 bonds @ $99.908 = $639,411.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.908 = $9,990,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.051%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
129 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	HSBC Securities	Morgan Stanley & Co.
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	Barclays Capital	Fifth Third Securities
	BNP Paribas Securities	J.P. Morgan Securities
	Citigroup Global Markets	Mizuho Securities
	Credit Suisse Securities	Wells Fargo Securities

(2)	Names of Issuers: Perrigo Finance Unlimited Company

(3)	Title of Securities: PRGO 4 ⅜ 03/15/26, C#71429MAB1

(4)	Date of First Offering: 03/07/2016

(5)	Amount of Total Offering: 700,000,000

(6)	Unit Price of Offering: $99.751

Comparable Securities

1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 129 years

(9)	Trade Date: 03/07/2016

(10)	Portfolio Assets on Trade Date: $1,255,240,799.22

(11)	Price Paid per Unit: $99.751

(12)	Total Price Paid by Portfolio:
940,000 bonds @ $99.751 = $937,659.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.751 = $14,962,650.00

(14)	% of Portfolio Assets Applied to Purchase
0.075%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
129 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Berkshire Hathaway Inc.

(3)	Title of Securities: BRK 1.45 03/07/18, C#084664CE9

(4)	Date of First Offering: 03/08/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.961

Comparable Securities

1)	Georgia Power, C#373334KD2
2)	Citigroup, C#172967KE0
3)	Thermo Fisher Scientific, C#883556BL5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 177 years

(9)	Trade Date: 03/08/2016

(10)	Portfolio Assets on Trade Date: $1,277,270,736.94

(11)	Price Paid per Unit: $99.961

(12)	Total Price Paid by Portfolio:
1,145,000 bonds @ $99.961 = $1,144,553.45

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.961 = $19,992,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.090%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
177 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Berkshire Hathaway Inc.

(3)	Title of Securities: BRK 1.7 03/15/19, C#084664CG4

(4)	Date of First Offering: 03/08/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.924

Comparable Securities

1)	National Rural Utilities Coop., C#637432NH4
2)	Kimberly-Clark Corporation, C#494368BT9
3)	Walt Disney Company, C#25468PDH6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 177 years

(9)	Trade Date: 03/08/2016

(10)	Portfolio Assets on Trade Date: $1,277,270,736.94

(11)	Price Paid per Unit: $99.924

(12)	Total Price Paid by Portfolio:
1,430,000 bonds @ $99.924 = $1,428,913.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.924 = $24,981,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.112%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
177 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Berkshire Hathaway Inc.

(3)	Title of Securities: BRK 2.2 03/15/21, C#084670BQ0

(4)	Date of First Offering: 03/08/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.788

Comparable Securities

1)	Simon Property Group, C#828807CX3
2)	Santander UK Group, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 177 years

(9)	Trade Date: 03/08/2016

(10)	Portfolio Assets on Trade Date: $1,277,270,736.94

(11)	Price Paid per Unit: $99.788

(12)	Total Price Paid by Portfolio:
1,145,000 bonds @ $99.788 = $1,142,572.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.788 = $19,957,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.089%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
177 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Berkshire Hathaway Inc.

(3)	Title of Securities: BRK 2 ¾ 03/15/23, C#084670BR8

(4)	Date of First Offering: 03/08/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.728

Comparable Securities

1)	Johnson & Johnson, C#478160BT0
2)	National Rural Utilities Coop., C#637432NJ0
3)	Ecolab, C#278865AU4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.375%).

(8)	Years of Issuer’s Operations: 177 years

(9)	Trade Date: 03/08/2016

(10)	Portfolio Assets on Trade Date: $1,277,270,736.94

(11)	Price Paid per Unit: $99.728

(12)	Total Price Paid by Portfolio:
2,860,000 bonds @ $99.728 = $2,852,220.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.728 = $49,864,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.223%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
177 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Berkshire Hathaway Inc.

(3)	Title of Securities: BRK 3 ⅛ 03/15/26, C#084670BS6

(4)	Date of First Offering: 03/08/2016

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $99.906

Comparable Securities

1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)	Years of Issuer’s Operations: 177 years

(9)	Trade Date: 03/08/2016

(10)	Portfolio Assets on Trade Date: $1,277,270,736.94

(11)	Price Paid per Unit: $99.906

(12)	Total Price Paid by Portfolio:
2,575,000 bonds @ $99.906 = $2,572,579.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.906 = $49,953,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.201%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
177 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas Securities	Merrill Lynch, Pierce,
	Citigroup Global Markets	Fenner & Smith
	Credit Suisse	Mizuho Securities
	J.P. Morgan Securities	RBC Capital Markets

Co-Managers
	Barclays Capital	Scotia Capital
	Goldman Sachs	SunTrust Robinson Humphrey
	Morgan Stanley & Co.	Wells Fargo Securities

(2)	Names of Issuers: Discovery Communications

(3)	Title of Securities: DISCA 4.9 03/11/26, C#25470DAL3

(4)	Date of First Offering: 03/08/16

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.633

Comparable Securities

1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 03/08/16

(10)	Portfolio Assets on Trade Date: $ 1,277,270,736.94

(11)	Price Paid per Unit: $99.633

(12)	Total Price Paid by Portfolio:
1,315,000 bonds @ $99.633 = $1,310,173.95

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.633 = $29,889,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.103%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mizuho Securities
	Deutsche Bank Securities	Morgan Stanley & Co.
	J.P. Morgan Securities	Wells Fargo Securities
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	BNP Paribas	Mitsubishi UFJ Securities
	BNY Mellon Capital Markets	Scotia Capital USA
	Citigroup Global Markets	SG Americas Securities
	Credit Agricole Securities	SMBC Nikko Securities
	Credit Suisse Securities USA	Standard Bank of South Africa
	DNB NOR Markets	Standard Chartered Bank
	Goldman Sachs	UBS Securities

(2)	Names of Issuers: Anadarko Petroleum Corporation

(3)	Title of Securities: APC 4.85 03/15/21, C#032511BM8

(4)	Date of First Offering: 03/14/2016

(5)	Amount of Total Offering: 800,000,000

(6)	Unit Price of Offering: $99.974

Comparable Securities

1)	Simon Property Group, C#828807CX3
2)	Santander UK Group Holdings, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 57 years

(9)	Trade Date: 03/14/2016

(10)	Portfolio Assets on Trade Date: $1,283,474,626.00

(11)	Price Paid per Unit: $99.974

1

(12)	Total Price Paid by Portfolio:
970,000 bonds @ $99.974 = $969,747.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.974 = $14,996,100.00

(14)	% of Portfolio Assets Applied to Purchase
0.076%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
57 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mizuho Securities
	Deutsche Bank Securities	Morgan Stanley & Co.
	J.P. Morgan Securities	Wells Fargo Securities
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	BNP Paribas	Mitsubishi UFJ Securities
	BNY Mellon Capital Markets	Scotia Capital USA
	Citigroup Global Markets	SG Americas Securities
	Credit Agricole Securities	SMBC Nikko Securities
	Credit Suisse Securities USA	Standard Bank of South Africa
	DNB NOR Markets	Standard Chartered Bank
	Goldman Sachs	UBS Securities

(2)	Names of Issuers: Anadarko Petroleum Corporation

(3)	Title of Securities: APC 5.55% 03/15/26, C#032511BN6

(4)	Date of First Offering: 03/14/2016

(5)	Amount of Total Offering: 1,100,000,000

(6)	Unit Price of Offering: $99.690

Comparable Securities

1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corp, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 57 years

(9)	Trade Date: 03/14/2016

(10)	Portfolio Assets on Trade Date: $1,283,474,626.00

(11)	Price Paid per Unit: $99.690

1

(12)	Total Price Paid by Portfolio:
1,290,000 bonds @ $99.690 = $1,286,001.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.690= $19,938,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.100%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
57 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mizuho Securities
	Deutsche Bank Securities	Morgan Stanley & Co.
	J.P. Morgan Securities	Wells Fargo Securities
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	BNP Paribas	Mitsubishi UFJ Securities
	BNY Mellon Capital Markets	Scotia Capital USA
	Citigroup Global Markets	SG Americas Securities
	Credit Agricole Securities	SMBC Nikko Securities
	Credit Suisse Securities USA	Standard Bank of South Africa
	DNB NOR Markets	Standard Chartered Bank
	Goldman Sachs	UBS Securities

(2)	Names of Issuers: Anadarko Petroleum Corporation

(3)	Title of Securities: APC 6.6 03/15/46, Cusip #032511BP1

(4)	Date of First Offering: 03/14/2016

(5)	Amount of Total Offering: 1,100,000,000

(6)	Unit Price of Offering: $99.923

Comparable Securities

1)	Johnson & Johnson, C#478160BV5
2)	Alabama Power, C#010392FP8
3)	Ameren Illinois Co., C#02361DAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 57 years

(9)	Trade Date: 03/14/2016

(10)	Portfolio Assets on Trade Date: $1,283,474,626.00

(11)	Price Paid per Unit: $99.923

1

(12)	Total Price Paid by Portfolio:
645,000 bonds @ $99.923 = $644,503.35

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.923 = $14,988,450.00

(14)	% of Portfolio Assets Applied to Purchase
0.050%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
57 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	Mitsubishi UFJ Securities
	Merrill Lynch, Pierce,	U.S. Bancorp Investments
	Fenner & Smith	Wells Fargo Securities

Co-Managers
	BMO Capital Markets	PNC Capital Markets
	Capital One Securities	Regions Securities
	Fifth Third Securities	Synovus Securities

(2)	Names of Issuers: Total System Services

(3)	Title of Securities: TSS 3.8 04/01/21, Cusip #891906AD1

(4)	Date of First Offering: 03/14/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.776

Comparable Securities

1)	Simon Property Group, C#828807CX3
2)	Santander UK Group, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 03/14/2016

(10)	Portfolio Assets on Trade Date: $1,283,474,626.00

(11)	Price Paid per Unit: $99.776

(12)	Total Price Paid by Portfolio:
575,000 bonds @ $99.776 = $573,712.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.776 = $9,977,600.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.045%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	Mitsubishi UFJ Securities
	Merrill Lynch, Pierce,	U.S. Bancorp Investments
	Fenner & Smith	Wells Fargo Securities

Co-Managers
	BMO Capital Markets	PNC Capital Markets
	Capital One Securities	Regions Securities
	Fifth Third Securities	Synovus Securities

(2)	Names of Issuers: Total System Services

(3)	Title of Securities: TSS 4.8 04/01/26, Cusip #891906AC3

(4)	Date of First Offering: 03/14/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.730

Comparable Securities

1)	Tyco Electronics Group S., C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 03/14/2016

(10)	Portfolio Assets on Trade Date: $1,283,474,626.00

(11)	Price Paid per Unit: $99.730

(12)	Total Price Paid by Portfolio:
515,000 bonds @ $99.730 = $513,609.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.730 = $14,959,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.040%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank	Merrill Lynch, Pierce,
	Goldman Sachs	Fenner & Smith
J.P. Morgan Securities

Co-Managers
	Barclays Capital	Drexel Hamilton
	Standard Chartered Bank	Loop Capital Markets
	Wells Fargo Securities	Samuel A. Ramirez & Co.
CastleOak Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: APPL 2.25 02/23/21, C#037833BS8 (Reissuance of 2/16/16 deal)

(4)	Date of First Offering: 03/17/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $101.506

Comparable Securities

1)	Simon Property Group, C#828807CX3
2)	Santander UK Group, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 03/17/2016

(10)	Portfolio Assets on Trade Date: $1,298,717,500.64

(11)	Price Paid per Unit: $101.506

(12)	Total Price Paid by Portfolio:
2,025,000 bonds @ $101.506 = $2,059,419.94

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $101.506 = $35,594,912.50

(14)	% of Portfolio Assets Applied to Purchase
0.159%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank	Merrill Lynch, Pierce,
	Goldman Sachs	Fenner & Smith
J.P. Morgan Securities

Co-Managers
	Barclays Capital	Drexel Hamilton
	Standard Chartered Bank	Loop Capital Markets
	Wells Fargo Securities	Samuel A. Ramirez & Co.
CastleOak Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: APPL 3.25 02/23/26, C#037833BY5 (Reissuance of 2/16/16 deal)

(4)	Date of First Offering: 03/17/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $102.983

Comparable Securities

1)	Tyco Electronics Group, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 03/17/2016

(10)	Portfolio Assets on Trade Date: $1,284,040,761.14

(11)	Price Paid per Unit: $102.983

(12)	Total Price Paid by Portfolio:
2,285,000 bonds @ $102.983 = $2,359,556.38

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $102.983 = $41,305,144.44

(14)	% of Portfolio Assets Applied to Purchase
0.184%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank	Merrill Lynch, Pierce,
	Goldman Sachs	Fenner & Smith
J.P. Morgan Securities

Co-Managers
	Barclays Capital	Drexel Hamilton
	Standard Chartered Bank	Loop Capital Markets
	Wells Fargo Securities	Samuel A. Ramirez & Co.
CastleOak Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: APPL 4.65 02/23/46, C#037833BX7 (Reissuance of 2/16/16 deal)

(4)	Date of First Offering: 03/17/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $106.852

Comparable Securities

1)	Johnson & Johnson, C#478160BV5
2)	Alabama Power Co., CC#010392FP8
3)	Ameren Illinois, C#02361DAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 03/17/2016

(10)	Portfolio Assets on Trade Date: $1,298,717,500.64

(11)	Price Paid per Unit: $106.852

(12)	Total Price Paid by Portfolio:
1,330,000 bonds @ $106.852 = $1,426,457.14

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $106.852 = $26,813,104.17

(14)	% of Portfolio Assets Applied to Purchase
0.110%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Merrill Lynch, Pierce,
	Goldman Sachs	Fenner & Smith
	J.P. Morgan Securities	Scotia Capital

Co-Managers
	Citigroup Global Markets	UBS Securities
	Deutsche Bank Securities	Wells Fargo Securities
Morgan Stanley & Co.

(2)	Names of Issuers: Bank of Nova Scotia

(3)	Title of Securities: BNS 2.45 03/22/21, C#064159HM1

(4)	Date of First Offering: 03/17/2016

(5)	Amount of Total Offering: 1,400,000,000

(6)	Unit Price of Offering: $99.794

Comparable Securities

1)	Simon Property Group, C#828807CX3
2)	Santander UK Group, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 184 years

(9)	Trade Date: 03/17/2016

(10)	Portfolio Assets on Trade Date: $1,298,717,500.64

(11)	Price Paid per Unit: $99.794

(12)	Total Price Paid by Portfolio:
1,735,000 bonds @ $99.794 = $1,731,425.90

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.794 = $29,938,200.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.133%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
184 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mitsubishi UFJ Securities
	Citigroup Global Markets	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	BB&T Capital Markets	Morgan Stanley
	Credit Suisse Securities	RBC Capital Markets
	Deutsche Bank Securities	Regions Securities
	Goldman Sachs	SunTrust Robinson Humphrey
	HSBC Securities	U.S. Bancorp
Mizuho Securities

(2)	Names of Issuers: Loews Corporation

(3)	Title of Securities: L 3.75 04/01/26, C#540424AS7

(4)	Date of First Offering: 03/17/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.784

Comparable Securities

1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 70 years

(9)	Trade Date: 03/17/2016

(10)	Portfolio Assets on Trade Date: $1,298,717,500.64

(11)	Price Paid per Unit: $99.784

(12)	Total Price Paid by Portfolio:
581,000 bonds @ $99.784 = $579,745.04

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.784 = $9,978,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.045%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
70 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Bank	SunTrust Robinson Humphrey
	J.P. Morgan Securities	Wells Fargo Securities
Merrill Lynch, Pierce
Fenner & Smith

Co-Managers
	BMO Capital Markets	RBS Securities
	Citigroup Global Markets	Scotia Capital
	Comerica Securities	TD Securities
	HSBC Bank	US Bancorp Investments
	Mitsubishi UFJ Securities	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: Willis Towers Watson Trinity Acquisition

(3)	Title of Securities: WLTW 3.5 09/15/21, C#89641UAD3

(4)	Date of First Offering: 03/17/2016

(5)	Amount of Total Offering: 450,000,000

(6)	Unit Price of Offering: $99.872

Comparable Securities

1)	Simon Property Group, C#828807CX3
2)	Santander UK Group, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 18 years

(9)	Trade Date: 03/17/2016

(10)	Portfolio Assets on Trade Date: $1,298,717,500.64

(11)	Price Paid per Unit: $99.872

(12)	Total Price Paid by Portfolio:
695,000 bonds @ $99.872 = $694,110.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.872 = $11,984,640.00

(14)	% of Portfolio Assets Applied to Purchase
0.053%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
18 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Bank	SunTrust Robinson Humphrey
	J.P. Morgan Securities	Wells Fargo Securities
Merrill Lynch, Pierce
Fenner & Smith

Co-Managers
	BMO Capital Markets	RBS Securities
	Citigroup Global Markets	Scotia Capital
	Comerica Securities	TD Securities
	HSBC Bank	US Bancorp Investments
	Mitsubishi UFJ Securities	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: Willis Towers Watson Trinity Acquisition

(3)	Title of Securities: WLTW 4.4 03/15/26, C#89641UAC5

(4)	Date of First Offering: 03/17/2016

(5)	Amount of Total Offering: 550,000,000

(6)	Unit Price of Offering: $99.5780

Comparable Securities

1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 18 years

(9)	Trade Date: 03/17/2016

(10)	Portfolio Assets on Trade Date: $1,298,717,500.64

(11)	Price Paid per Unit: $99.5780

(12)	Total Price Paid by Portfolio:
290,000 bonds @ $99.578 = $288,776.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.578 = $9,957,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.022%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
18 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan Securities
	Goldman, Sachs & Co.	RBC Capital Markets

Co-Managers
	Credit Suisse Securities	U.S. Bancorp Investments
	ING Financial Markets	Wells Fargo Securities
	Mitsubishi UFJ Securities	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: Newell Rubbermaid Inc.

(3)	Title of Securities: NWL 2.6 03/29/19, C#651229AT3

(4)	Date of First Offering: 03/18/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.977

Comparable Securities

1)	National Rural Utilities Cooperative, C#637432NH4
2)	Kimberly-Clark Corporation, C#494368BT9
3)	Walt Disney Company, C#25468PDH6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 03/18/2016

(10)	Portfolio Assets on Trade Date: $1,305,010,722.44

(11)	Price Paid per Unit: $99.977

(12)	Total Price Paid by Portfolio:
1,045,000 bonds @ $99.977 = $1,044,759.65

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.977 = $17,995,860.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.080%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan Securities
	Goldman, Sachs & Co.	RBC Capital Markets

Co-Managers
	Credit Suisse Securities	U.S. Bancorp Investments
	ING Financial Markets	Wells Fargo Securities
	Mitsubishi UFJ Securities	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: Newell Rubbermaid Inc.

(3)	Title of Securities: NWL 3.15 04/01/21, C#651229AU0

(4)	Date of First Offering: 03/18/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.835

Comparable Securities

1)	Simon Property Group, C#828807CX3
2)	Santander UK Group, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 03/18/2016

(10)	Portfolio Assets on Trade Date: $1,305,010,722.44

(11)	Price Paid per Unit: $99.835

(12)	Total Price Paid by Portfolio:
870,000 bonds @ $99.835 = $868,564.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.835 = $14,975,250.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.067%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan Securities
	Goldman, Sachs & Co.	RBC Capital Markets

Co-Managers
	Credit Suisse Securities	U.S. Bancorp Investments
	ING Financial Markets	Wells Fargo Securities
	Mitsubishi UFJ Securities	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: Newell Rubbermaid Inc.

(3)	Title of Securities: NWL 3.85% 04/01/23, Cusip #651229AV8

(4)	Date of First Offering: 03/18/2016

(5)	Amount of Total Offering: 1,750,000,000

(6)	Unit Price of Offering: $99.969

Comparable Securities

1)	Johnson & Johnson, C#4781610BT0
2)	National Rural Util. Coop., C#637432NJ0
3)	Ecolab, C#278865AU4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 03/18/2016

(10)	Portfolio Assets on Trade Date: $1,305,010,722.44

(11)	Price Paid per Unit: $99.9690

(12)	Total Price Paid by Portfolio:
580,000 bonds @ $99.9690 = $579,820.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.9690 = $9,996,900.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan Securities
	Goldman, Sachs & Co.	RBC Capital Markets

Co-Managers
	Credit Suisse Securities	U.S. Bancorp Investments
	ING Financial Markets	Wells Fargo Securities
	Mitsubishi UFJ Securities	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: Newell Rubbermaid Inc.

(3)	Title of Securities: NWL 4.2% 04/01/26, C#651229AW6

(4)	Date of First Offering: 03/18/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.798

Comparable Securities

1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 03/18/2016

(10)	Portfolio Assets on Trade Date: $1,305,010,722.44

(11)	Price Paid per Unit: $99.798

(12)	Total Price Paid by Portfolio:
1,160,000 bonds @ $99.798 = $1,157,656.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.798 = $19,959,600.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.089%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan Securities
	Goldman, Sachs & Co.	RBC Capital Markets

Co-Managers
	Credit Suisse Securities	U.S. Bancorp Investments
	ING Financial Markets	Wells Fargo Securities
	Mitsubishi UFJ Securities	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: Newell Rubbermaid Inc.

(3)	Title of Securities: NWL 5.5 04/01/46, C#651229AY2

(4)	Date of First Offering: 03/18/2016

(5)	Amount of Total Offering: 1,750,000,000

(6)	Unit Price of Offering: $99.636

Comparable Securities

1)	Johnson & Johnson, C#478160BV5
2)	Alabama Power Co., C#010392FP8
3)	Ameren Illinois Co., C#02361DAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 03/18/2016

(10)	Portfolio Assets on Trade Date: $1,305,010,722.44

(11)	Price Paid per Unit: $99.636

(12)	Total Price Paid by Portfolio:
985,000 bonds @ $99.636 = $981,414.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.636 = $19,927,200.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.075%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	Mitsubishi UFJ Securities
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	BNP Paribas Securities	PNC Capital Markets
	Mizuho Securities	SMBC Nikko Securities
	Scotia Capital	Wells Fargo Securities
BB&T Capital Markets

(2)	Names of Issuers: Avnet, Inc.

(3)	Title of Securities: AVT 4.625 04/15/26, C#053807AS2

(4)	Date of First Offering: 03/21/2016

(5)	Amount of Total Offering: 550,000,000

(6)	Unit Price of Offering: $99.276

Comparable Securities

1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 95 years

(9)	Trade Date: 03/21/2016

(10)	Portfolio Assets on Trade Date: $1,307,222,404.00

(11)	Price Paid per Unit: $99.276

(12)	Total Price Paid by Portfolio:
1,055,000 bonds @ $99.276 = $1,047,361.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.276 = $14,891,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.080%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
95 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	U.S. Bancorp	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: El Paso Electric Co.

(3)	Title of Securities: EE 5 12/01/44, C#283677AZ5 (reissuance of 11/24/14/deal)

(4)	Date of First Offering: 03/21/16

(5)	Amount of Total Offering: 150,000,000

(6)	Unit Price of Offering: $104.701

Comparable Securities

1)	Johnson & Johnson, C#478160BV5
2)	Alabama Power Co., C#010392FP8
3)	Ameren Illinois, C#02361DAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 115 years

(9)	Trade Date: 03/21/16

(10)	Portfolio Assets on Trade Date: $1,307,222,404.00

(11)	Price Paid per Unit: $104.701

(12)	Total Price Paid by Portfolio:
410,000 bonds @ $104.701 = $435,708.82

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $104.701 = $10,627,044.44

(14)	% of Portfolio Assets Applied to Purchase
0.033%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
115 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas Securities	Merrill Lynch, PF&S
	Citigroup Global Markets	SunTrust Robinson Humphrey
	Goldman Sachs	Mizuho Securities
	J.P. Morgan Securities	Wells Fargo Securities
	Scotia Capital	Deutsche Bank

Co-Managers
	Samuel A Ramirez	ING Financial Markets
	HSBC Securities	Morgan Stanley & Co
Regions Financial Corp

(2)	Names of Issuers: FEDEX Corporation

(3)	Title of Securities: FDX 3.25 04/1/26, C#31428XBF2

(4)	Date of First Offering: 03/21/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.796

Comparable Securities

1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 45 years

(9)	Trade Date: 03/21/2016

(10)	Portfolio Assets on Trade Date: $1,307,222,404

(11)	Price Paid per Unit: $99.796

(12)	Total Price Paid by Portfolio:
1,055,000 bonds @ $99.796 = $1,052,847.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.796 = $14,969,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.081%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
45 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas Securities	Merrill Lynch, PF&S
	Citigroup Global Markets	SunTrust Robinson Humphrey
	Goldman Sachs	Mizuho Securities
	J.P. Morgan Securities	Wells Fargo Securities
	Scotia Capital	Deutsche Bank

Co-Managers
	Samuel A Ramirez	ING Financial Markets
	HSBC Securities	Morgan Stanley & Co
Regions Financial Corp
.
(2)	Names of Issuers: FEDEX Corporation

(3)	Title of Securities: FDX 4.55 04/1/46, C#31428XBG0

(4)	Date of First Offering: 03/21/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.561

Comparable Securities

1)	Johnson & Johnson, C#478160BV5
2)	Alabama Power Co., C#010392FP8
3)	Ameren Illinois Co., C#02361DAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 45 years

(9)	Trade Date: 03/21/2016

(10)	Portfolio Assets on Trade Date: $1,307,222,404

(11)	Price Paid per Unit: $99.561

(12)	Total Price Paid by Portfolio:
1,215,000 bonds @ $99.561 = $1,209,666.15

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.561 = $19,912,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
45 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas	Deutsche Bank
	Citigroup Global Markets	J.P. Morgan Securities
	U.S. Bancorp Investments	Wells Fargo Securities
HSBC Securities

Co-Managers
	BBVA Securities	Barclays Capital
	ANZ Securities	Comerica Securities
	Danske Markets	Governor & Co bank of Ireland
	ING Financial	KeyBanc Capital Markets
	Lloyds Securities	Merrill Lynch, PF & S
	Mitsubishi UFJ Securities	Mizuho Securities
	nabSecurities	Scotia Capital
	PNC Capital Markets	Standard Chartered Bank
	RBC Capital	TD Securities
	UniCredit Capital	Williams Capital Group
	SG Americas Securities	SMBC Nikko

(2)	Names of Issuers: Omnicom Group Inc

(3)	Title of Securities: OMC 3.6 04/15/26, C#68217FAA0

(4)	Date of First Offering: 03/28/2016

(5)	Amount of Total Offering: 1,400,000,000

(6)	Unit Price of Offering: $99.907

Comparable Securities

1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 03/28/2016

1

(10)	Portfolio Assets on Trade Date: $1,320,882,147

(11)	Price Paid per Unit: $99.907

(12)	Total Price Paid by Portfolio:
1,180,000 bonds @ $99.907 = $1,178,902.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.907 = $19,981,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.089%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan Securities
	Bank of America	Wells Fargo Securities
	HSBC Securities	Mitsubishi UFJ Securities
	SMBC Nikko Securities	Societe Generale
	U.S. Bancorp Investments	Mizuho Securities

Co-Managers
	BBVA Securities	Barclays Capital
	Lebenthal & Co	BNY Mellon Capital
	Morgan Stanley	Scotia Capital
	PNC Capital Markets	Standard Chartered Bank

(2)	Names of Issuers: Occidental Petroleum Corp

(3)	Title of Securities: OXY 3.4 04/15/26, C#674599CH6

(4)	Date of First Offering: 03/28/2016

(5)	Amount of Total Offering: 1,150,000,000

(6)	Unit Price of Offering: $99.772

Comparable Securities

1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 03/28/2016

(10)	Portfolio Assets on Trade Date: $1,320,882,147

(11)	Price Paid per Unit: $99.772

(12)	Total Price Paid by Portfolio:
1,475,000 bonds @ $99.772 = $1,471,637.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.772 = $24,943,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.111%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan Securities
	Bank of America	Wells Fargo Securities
	HSBC Securities	Mitsubishi UFJ Securities
	SMBC Nikko Securities	Societe Generale
	U.S. Bancorp Investments	Mizuho Securities

Co-Managers
	BBVA Securities	Barclays Capital
	Lebenthal & Co	BNY Mellon Capital
	Morgan Stanley	Scotia Capital
	PNC Capital Markets	Standard Chartered Bank

(2)	Names of Issuers: Occidental Petroleum Corp

(3)	Title of Securities: OXY 4.4 04/15/46, C#674599CJ2

(4)	Date of First Offering: 03/28/2016

(5)	Amount of Total Offering: 1,200,000,000

(6)	Unit Price of Offering: $99.224

Comparable Securities

1)	Johnson & Johnson, C#478160BV5
2)	Alabama Power Co., C#010392FP8
3)	Ameren Illinois Co., C#02361DAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 03/28/2016

(10)	Portfolio Assets on Trade Date: $1,320,882,147

(11)	Price Paid per Unit: $99.224

(12)	Total Price Paid by Portfolio:
1,475,000 bonds @ $99.224 = $1,463,554.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.224 = $24,806,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.111%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Wells Fargo Securities	Citigroup Global Markets

Co-Managers
	Barclays Capital	BB&T Capital
	BNY Mellon Capital Markets	Credit Suisse Securities
	J.P. Morgan Securities	Loop Capital Markets
	Merrill Lynch, PF&S	SunTrust Banks

(2)	Names of Issuers: Markel Corp

(3)	Title of Securities: MKL 5 4/5/46, C#570535AQ7

(4)	Date of First Offering: 03/29/2016

(5)	Amount of Total Offering: 400,000,000

(6)	Unit Price of Offering: $98.957

Comparable Securities

1)	Johnson & Johnson, C#478160BV5
2)	Alabama Power Co., C#010392FP8
3)	Ameren Illinois Co., C#02361DAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 86 years

(9)	Trade Date: 03/29/2016

(10)	Portfolio Assets on Trade Date: $1,328,606,949

(11)	Price Paid per Unit: $98.957

(12)	Total Price Paid by Portfolio:
235,000 bonds @ $98.957 = $232,548.95

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $98.957 = $6,926,990.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.018%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
86 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
UBS Securities

Co-Managers
	Academy Sciences	Mischler Financial Group
	ANZ Securities	Morgan Stanley & Co.
	BB&T Capital Markets	nabSecurities
	BMO Capital Markets	National Bank of Canada Financial
	BNY Mellon Capital Markets	RBC Capital Markets
	Capital One Securities	Regions Securities
	CBC World Markets	Scotia Capital USA
	Citigroup	SunTrust Robinson Humphrey
	Desjardins Securities	TD Securities
	Drexel Hamilton	Wells Fargo Securities
	Fifth Third Securities	Westpac Banking Corporation
J.P. Morgan Securities
Merrill Lynch, Pierce, Fenner
& Smith

(2)	Names of Issuers: UBS Group Funding

(3)	Title of Securities: UBS 3 04/15/21 144A, Cusip #90351DAD9

(4)	Date of First Offering: 03/29/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.925

Comparable Securities

1)	Simon Property Group, C#828807CX3
2)	Santander UK Group, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 154 years

(9)	Trade Date: 03/29/2016

(10)	Portfolio Assets on Trade Date: $1,328,606,948.63

1

(11)	Price Paid per Unit: $99.925

(12)	Total Price Paid by Portfolio:
2,510,000 bonds @ $99.925 = $2,508,117.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.925 = $39,970,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.189%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
154 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
UBS Securities

Co-Managers
	Academy Sciences	Mischler Financial Group
	ANZ Securities	Morgan Stanley & Co.
	BB&T Capital Markets	nabSecurities
	BMO Capital Markets	National Bank of Canada Financial
	BNY Mellon Capital Markets	RBC Capital Markets
	Capital One Securities	Regions Securities
	CBC World Markets	Scotia Capital USA
	Citigroup	SunTrust Robinson Humphrey
	Desjardins Securities	TD Securities
	Drexel Hamilton	Wells Fargo Securities
	Fifth Third Securities	Westpac Banking Corporation
J.P. Morgan Securities
Merrill Lynch, Pierce, Fenner
& Smith

(2)	Names of Issuers: UBS Group Funding

(3)	Title of Securities: UBS 4.125 04/15/26 144A, C#90351DAF4

(4)	Date of First Offering: 03/29/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.779

Comparable Securities

1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 154 years

(9)	Trade Date: 03/29/2016

(10)	Portfolio Assets on Trade Date: $1,328,606,948.63

1

(11)	Price Paid per Unit: $99.779

(12)	Total Price Paid by Portfolio:
1,705,000 bonds @ $99.779 = $1,701,231.95

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.779= $29,933,700.00

(14)	% of Portfolio Assets Applied to Purchase
0.128%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
154 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2